UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Bond Market Index Fund

SEMIANNUAL REPORT April 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by Nancy G. Rogers, CFA, Paul Benson, CFA and Stephanie Shu, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon Bond Market Index Fund Class I shares produced a total return of -1.45%, and its Investor shares produced a total return of -1.58%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of -1.52% for the same period.2

Investment-grade, U.S. fixed-income securities produced negative returns over the reporting period in an environment of rising rates and economic recovery. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Economic Recovery, Inflation and Tapering Concerns Lead to Yield Curve Steepening

Fixed-income markets posted a negative performance during the reporting period, largely due to yield curve steepening. Yields at the longer end of the curve rose dramatically due to the strengthening economic recovery, worries about inflation and concerns about when the Federal Reserve (the “Fed”) would begin tapering its bond purchases.

A number of economic and political factors contributed to losses in fixed-income markets early in the reporting period. A $900 billion government relief package, including paycheck protection programs and the approval of COVID-19 vaccines, sustained and strengthened the economic recovery. In addition, the Fed left short-term interest rates unchanged and continued its bond purchasing program, making it clear that it would continue the program until the economy reached full employment. The November election also resolved the uncertainty that had characterized the political environment until then.

The improved prospects of economic recovery, combined with a decline in political uncertainty, led to an increase in investor risk appetite. As investors shifted to risk assets, prices on longer Treasury securities fell, causing yields to rise.

YTD in 2021, risk appetites remained strong on the passage of an additional $1.9 trillion federal stimulus and a proposal for $2.3 trillion more to come. The Fed also remained accommodative and was expected to remain so through at least the end of the year. As a result, the Treasury yield curve experienced continued steepening on expectations of robust economic growth.

The combination of increased fiscal stimulus and easy monetary policy led to some rising concerns about inflation and questions about whether the Fed would begin to reduce its bond purchases sooner than expected. These concerns also contributed to the yield curve steepening.

While the short end of the curve remained largely flat, the longer end rose significantly. The yield on the 10-year Treasury rose from 0.87% to 1.63%, or 76 basis points, one of the largest moves in decades. This yield bottomed after the November election at 0.76% and reached a high of 1.74% in March 2021.

Weak Treasury Performance Led the Market

The Index posted weak results during the period, led by Treasuries, which make up approximately one-third of the Index. Treasuries posted a loss of -3.42% as a result of the large run-up in yields. This rise stemmed from the increase in risk appetite that led investors into other segments of the fixed-income market and other risk assets.

On the other hand, other spread sectors of the market performed relatively well. Corporate bonds outperformed Treasuries by over 400 bps, led in particular by the industrial sector. Higher risk industrial sectors, including energy, performed especially well. The commercial mortgage-backed market also posted strong excess returns, exceeding Treasuries by over 200 bps. The residential mortgage-backed market outperformed Treasuries as well, posting an excess return of 47 bps, helped in part by purchases from the Fed.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

May 17, 2021

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class I	Investor Shares
Expenses paid per $1,000†	$.74	$1.97
Ending value (after expenses)	$985.50	$984.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class I	Investor Shares
Expenses paid per $1,000†	$.75	$2.01
Ending value (after expenses)	$1,024.05	$1,022.81
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class I and .40% for Investor Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6%
Advertising - .1%
Omnicom Group, Sr. Unscd. Notes	2.60	8/1/2031	300,000	299,692
Omnicom Group, Sr. Unscd. Notes	3.63	5/1/2022	500,000	516,054
WPP Finance 2010, Gtd. Notes	3.75	9/19/2024	350,000	382,662
				1,198,408
Aerospace & Defense - .5%
L3Harris Technologies, Sr. Unscd. Notes	5.05	4/27/2045	200,000	253,615
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/2035	250,000	282,029
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/2026	235,000	260,928
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/2042	250,000	292,347
Northrop Grumman, Sr. Unscd. Notes	4.03	10/15/2047	160,000	180,507
Northrop Grumman Systems, Gtd. Notes	7.75	2/15/2031	500,000	720,916
Raytheon Technologies, Sr. Unscd. Notes	3.13	5/4/2027	110,000	119,249
Raytheon Technologies, Sr. Unscd. Notes	4.13	11/16/2028	210,000	238,550
Raytheon Technologies, Sr. Unscd. Notes	4.50	6/1/2042	380,000	456,357
Raytheon Technologies, Sr. Unscd. Notes	4.63	11/16/2048	105,000	128,335
Raytheon Technologies, Sr. Unscd. Notes	5.70	4/15/2040	300,000	403,762
Raytheon Technologies, Sr. Unscd. Notes	6.70	8/1/2028	50,000	65,088
Raytheon Technologies, Sr. Unscd. Notes	7.20	8/15/2027	150,000	197,591
The Boeing Company, Sr. Unscd. Notes	2.70	5/1/2022	300,000	306,614
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000	125,543
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000	195,678
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000	121,935
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000	96,584
The Boeing Company, Sr. Unscd. Notes	3.95	8/1/2059	125,000	121,461
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	280,000	314,151

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Aerospace & Defense - .5% (continued)
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	250,000	291,008
The Boeing Company, Sr. Unscd. Notes	5.93	5/1/2060	390,000	509,850
				5,682,098
Agriculture - .4%
Altria Group, Gtd. Notes	2.35	5/6/2025	800,000	837,720
Altria Group, Gtd. Notes	2.45	2/4/2032	85,000	80,036
Altria Group, Gtd. Notes	2.85	8/9/2022	500,000	515,567
Altria Group, Gtd. Notes	3.40	2/4/2041	80,000	73,433
Altria Group, Gtd. Notes	4.00	2/4/2061	105,000	96,822
Altria Group, Gtd. Notes	4.80	2/14/2029	300,000	341,575
Altria Group, Gtd. Notes	5.80	2/14/2039	300,000	363,427
Archer-Daniels-Midland, Sr. Unscd. Notes	2.50	8/11/2026	350,000	373,745
BAT Capital, Gtd. Notes	3.22	8/15/2024	310,000	330,457
BAT Capital, Gtd. Notes	3.56	8/15/2027	310,000	330,462
BAT Capital, Gtd. Notes	4.39	8/15/2037	180,000	185,462
BAT International Finance, Gtd. Notes	1.67	3/25/2026	400,000	398,309
Philip Morris International, Sr. Unscd. Notes	2.50	8/22/2022	600,000	618,735
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/2042	300,000	345,588
Reynolds American, Gtd. Notes	5.70	8/15/2035	240,000	281,271
				5,172,609
Airlines - .2%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	428,163	436,937
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	289,026	292,441
Southwest Airlines, Sr. Unscd. Notes	2.63	2/10/2030	300,000	302,769
Southwest Airlines, Sr. Unscd. Notes	5.13	6/15/2027	125,000	146,316
Southwest Airlines, Sr. Unscd. Notes	5.25	5/4/2025	200,000	229,188
United Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.30	8/15/2025	677,882	706,924
				2,114,575
Asset-Backed Certificates/Auto Receivables - .2%
CarMax Auto Owner Trust, Ser. 2019-4, Cl. A3	2.02	11/15/2024	186,000	189,769
Ford Credit Auto Owner Trust, Ser. 2020-A, Cl. A3	1.04	8/15/2024	200,000	201,813
Ford Credit Floorplan Master Owner Trust, Ser. 2019-3, Cl. A1	2.23	9/15/2024	150,000	154,000

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Asset-Backed Certificates/Auto Receivables - .2% (continued)
Hyundai Auto Receivables Trust, Ser. 2020-A, Cl. A4	1.72	6/15/2026	100,000		103,433
Mercedes-Benz Auto Receivables Trust, Ser. 2020-1, Cl. A3	0.55	2/18/2025	1,000,000		1,003,673
Santander Drive Auto Receivables Trust, Ser. 2021-1, Cl. D	1.13	11/16/2026	300,000		299,309
				1,951,997
Asset-Backed Certificates/Credit Cards - .0%
American Express Credit Account Master Trust, Ser. 2019-2, Cl. A	2.67	11/15/2024	100,000		102,405
Automobiles & Components - .6%
American Honda Finance, Sr. Unscd. Notes	1.00	9/10/2025	400,000		399,868
American Honda Finance, Sr. Unscd. Notes	1.20	7/8/2025	300,000		302,197
Aptiv, Gtd. Notes	4.25	1/15/2026	400,000		451,659
BorgWarner, Sr. Unscd. Notes	3.38	3/15/2025	500,000	[a]	543,128
Cummins, Sr. Unscd. Notes	1.50	9/1/2030	200,000		189,366
Cummins, Sr. Unscd. Notes	2.60	9/1/2050	100,000		91,660
Daimler Finance North America, Gtd. Notes	8.50	1/18/2031	200,000		298,985
General Motors, Sr. Unscd. Notes	4.20	10/1/2027	180,000		200,058
General Motors, Sr. Unscd. Notes	5.15	4/1/2038	90,000		105,885
General Motors, Sr. Unscd. Notes	5.20	4/1/2045	340,000		399,504
General Motors Financial, Gtd. Notes	4.30	7/13/2025	500,000		554,513
General Motors Financial, Sr. Unscd. Notes	1.25	1/8/2026	200,000		197,619
General Motors Financial, Sr. Unscd. Notes	2.35	1/8/2031	200,000		191,567
General Motors Financial, Sr. Unscd. Notes	2.40	4/10/2028	300,000		300,808
General Motors Financial, Sr. Unscd. Notes	2.75	6/20/2025	200,000		210,559
General Motors Financial, Sr. Unscd. Notes	3.55	7/8/2022	200,000		206,858
General Motors Financial, Sr. Unscd. Notes	3.60	6/21/2030	200,000		212,744
Magna International, Sr. Unscd. Notes	2.45	6/15/2030	200,000		202,899
Toyota Motor, Sr. Unscd. Bonds	3.67	7/20/2028	200,000		223,952
Toyota Motor Credit, Sr. Unscd. Notes	0.50	8/14/2023	200,000		200,788
Toyota Motor Credit, Sr. Unscd. Notes	0.80	1/9/2026	200,000	[a]	199,125
Toyota Motor Credit, Sr. Unscd. Notes	1.15	8/13/2027	300,000		294,059

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Automobiles & Components - .6% (continued)
Toyota Motor Credit, Sr. Unscd. Notes	1.65	1/10/2031	300,000	284,855
Toyota Motor Credit, Sr. Unscd. Notes	1.80	2/13/2025	400,000	414,126
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	370,000	388,044
Toyota Motor Credit, Sr. Unscd. Notes	2.15	2/13/2030	250,000	251,492
Toyota Motor Credit, Sr. Unscd. Notes	2.63	1/10/2023	500,000	519,385
				7,835,703
Banks - 5.9%
Banco Santander, Sr. Unscd. Notes	3.80	2/23/2028	400,000	435,438
Bank of America, Sr. Unscd. Notes	1.20	10/24/2026	250,000	248,462
Bank of America, Sr. Unscd. Notes	1.32	6/19/2026	200,000	200,538
Bank of America, Sr. Unscd. Notes	1.90	7/23/2031	200,000	189,875
Bank of America, Sr. Unscd. Notes	1.92	10/24/2031	250,000	237,382
Bank of America, Sr. Unscd. Notes	2.46	10/22/2025	200,000	210,079
Bank of America, Sr. Unscd. Notes	2.50	2/13/2031	470,000	471,731
Bank of America, Sr. Unscd. Notes	2.59	4/29/2031	250,000	251,757
Bank of America, Sr. Unscd. Notes	2.68	6/19/2041	145,000	136,428
Bank of America, Sr. Unscd. Notes	2.69	4/22/2032	225,000	227,892
Bank of America, Sr. Unscd. Notes	2.83	10/24/2051	250,000	230,534
Bank of America, Sr. Unscd. Notes	2.88	10/22/2030	300,000	311,396
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	744,000	773,606
Bank of America, Sr. Unscd. Notes	3.19	7/23/2030	130,000	137,934
Bank of America, Sr. Unscd. Notes	3.31	4/22/2042	170,000	173,702
Bank of America, Sr. Unscd. Notes	3.82	1/20/2028	310,000	343,843
Bank of America, Sr. Unscd. Notes	3.86	7/23/2024	150,000	160,391
Bank of America, Sr. Unscd. Notes	3.95	1/23/2049	75,000	82,872
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	150,000	167,480
Bank of America, Sr. Unscd. Notes	3.97	2/7/2030	300,000	334,903
Bank of America, Sr. Unscd. Notes	4.13	1/22/2024	500,000	547,628
Bank of America, Sr. Unscd. Notes	4.24	4/24/2038	160,000	185,237
Bank of America, Sr. Unscd. Notes	4.27	7/23/2029	180,000	204,475
Bank of America, Sr. Unscd. Notes	4.33	3/15/2050	145,000	168,374
Bank of America, Sr. Unscd. Notes	5.00	1/21/2044	500,000	636,727
Bank of America, Sr. Unscd. Notes, Ser. N	3.48	3/13/2052	50,000	51,339
Bank of America, Sub. Notes	4.00	1/22/2025	500,000	550,624
Bank of America, Sub. Notes, Ser. L	4.18	11/25/2027	500,000	559,685
Bank of Montreal, Sr. Unscd. Notes	0.45	12/8/2023	200,000	200,224
Bank of Montreal, Sr. Unscd. Notes	0.95	1/22/2027	600,000	588,323
Bank of Montreal, Sr. Unscd. Notes	2.05	11/1/2022	300,000	308,077

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Banks - 5.9% (continued)
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	500,000		538,032
BankUnited, Sub. Notes	5.13	6/11/2030	200,000		227,526
Barclays, Sr. Unscd. Notes	4.34	1/10/2028	200,000		223,977
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000		224,368
Barclays, Sr. Unscd. Notes	5.25	8/17/2045	400,000		505,621
Barclays Bank, Sr. Unscd. Notes	1.70	5/12/2022	200,000		202,744
BPCE, Gtd. Notes	4.00	4/15/2024	200,000		219,019
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	0.95	6/23/2023	200,000		202,094
Citigroup, Sr. Unscd. Notes	1.68	5/15/2024	500,000		511,475
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	500,000		514,885
Citigroup, Sr. Unscd. Notes	3.11	4/8/2026	750,000		804,921
Citigroup, Sr. Unscd. Notes	3.67	7/24/2028	500,000		551,385
Citigroup, Sr. Unscd. Notes	3.88	1/24/2039	60,000		66,086
Citigroup, Sr. Unscd. Notes	4.08	4/23/2029	100,000		112,407
Citigroup, Sr. Unscd. Notes	4.28	4/24/2048	200,000		236,689
Citigroup, Sr. Unscd. Notes	4.65	7/23/2048	150,000		186,403
Citigroup, Sr. Unscd. Notes	6.63	1/15/2028	100,000	[a]	127,381
Citigroup, Sub. Notes	5.50	9/13/2025	500,000		586,155
Citigroup, Sub. Notes	6.68	9/13/2043	500,000		742,760
Cooperatieve Rabobank, Gtd. Notes	3.95	11/9/2022	1,000,000		1,050,419
Cooperatieve Rabobank, Sr. Unscd. Notes	0.38	1/12/2024	300,000	[a]	299,241
Credit Suisse, Sr. Unscd. Notes	2.95	4/9/2025	250,000		266,832
Credit Suisse Group, Sr. Unscd. Notes	3.75	3/26/2025	500,000		542,396
Credit Suisse Group, Sr. Unscd. Notes	4.88	5/15/2045	280,000		336,402
Deutsche Bank, Sr. Unscd. Notes	2.13	11/24/2026	200,000		202,711
Deutsche Bank, Sr. Unscd. Notes	3.96	11/26/2025	400,000		433,612
Discover Bank, Sr. Unscd. Bonds	3.45	7/27/2026	500,000		544,242
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000		450,322
Fifth Third Bancorp, Sr. Unscd. Notes	2.55	5/5/2027	200,000		210,169
HSBC Holdings, Sr. Unscd. Notes	1.59	5/24/2027	200,000		198,749
HSBC Holdings, Sr. Unscd. Notes	2.63	11/7/2025	400,000		419,277
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/2026	295,000		327,089
HSBC Holdings, Sr. Unscd. Notes	3.97	5/22/2030	300,000		328,728
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	400,000		472,675
HSBC Holdings, Sub. Notes	4.25	3/14/2024	500,000		546,116
HSBC Holdings, Sub. Notes	6.50	5/2/2036	450,000		603,296
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	300,000		324,485
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/2024	400,000	[a]	444,450

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Banks - 5.9% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	0.56	2/16/2025	400,000		397,802
JPMorgan Chase & Co., Sr. Unscd. Notes	1.05	11/19/2026	150,000		147,846
JPMorgan Chase & Co., Sr. Unscd. Notes	1.58	4/22/2027	300,000		301,461
JPMorgan Chase & Co., Sr. Unscd. Notes	1.76	11/19/2031	75,000	[a]	70,542
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	250,000		258,614
JPMorgan Chase & Co., Sr. Unscd. Notes	2.30	10/15/2025	230,000		240,024
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000		394,339
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	80,000		73,183
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	300,000		301,479
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000		225,903
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2041	75,000		74,926
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2051	360,000		350,560
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/2023	1,000,000		1,049,790
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000		546,040
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000		147,551
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	140,000		149,704
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000		115,696
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	200,000		222,819
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000		225,095
JPMorgan Chase & Co., Sr. Unscd. Notes	4.20	7/23/2029	150,000		171,150
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000		463,627
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000		347,964
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	500,000		548,462
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	500,000		547,243

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Banks - 5.9% (continued)
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/2026	500,000		566,471
KeyBank, Sr. Unscd. Notes	0.42	1/3/2024	200,000		200,485
KeyBank, Sr. Unscd. Notes	3.30	6/1/2025	400,000		437,384
KeyBank, Sub. Notes	6.95	2/1/2028	100,000		124,086
KfW, Gov't Gtd. Bonds	0.38	7/18/2025	245,000		241,565
KfW, Gov't Gtd. Notes	0.25	10/19/2023	800,000		799,462
KfW, Gov't Gtd. Notes	0.63	1/22/2026	250,000	[a]	247,473
KfW, Gov't Gtd. Notes	1.75	8/22/2022	210,000		214,387
KfW, Gov't Gtd. Notes	2.00	5/2/2025	1,100,000		1,158,196
KfW, Gov't Gtd. Notes	2.38	12/29/2022	805,000		834,313
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/2025	500,000		533,846
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	3.13	11/14/2023	400,000	[a]	428,218
Lloyds Banking Group, Sr. Unscd. Notes	1.33	6/15/2023	200,000		201,912
Lloyds Banking Group, Sr. Unscd. Notes	3.87	7/9/2025	250,000		272,039
Lloyds Banking Group, Sr. Unscd. Notes	4.55	8/16/2028	500,000		577,427
Lloyds Banking Group, Sub. Notes	4.58	12/10/2025	820,000		919,363
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	1.41	7/17/2025	200,000		201,405
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	2.05	7/17/2030	200,000		195,689
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.68	2/22/2027	500,000		560,053
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.76	7/26/2023	300,000		321,250
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	4.29	7/26/2038	200,000		232,724
Mizuho Financial Group, Sr. Unscd. Bonds	2.84	9/13/2026	500,000		535,073
Mizuho Financial Group, Sr. Unscd. Notes	1.24	7/10/2024	200,000		202,380
Mizuho Financial Group, Sr. Unscd. Notes	2.20	7/10/2031	200,000		194,949
Morgan Stanley, Sr. Unscd. Notes	0.53	1/25/2024	300,000		299,905
Morgan Stanley, Sr. Unscd. Notes	0.56	11/10/2023	75,000		75,103
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	300,000		301,580
Morgan Stanley, Sr. Unscd. Notes	1.79	2/13/2032	75,000		70,586
Morgan Stanley, Sr. Unscd. Notes	1.93	4/28/2032	300,000		284,433
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000		179,000
Morgan Stanley, Sr. Unscd. Notes	2.72	7/22/2025	100,000		105,654
Morgan Stanley, Sr. Unscd. Notes	3.13	1/23/2023	150,000		157,080

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Banks - 5.9% (continued)
Morgan Stanley, Sr. Unscd. Notes	3.22	4/22/2042	300,000		304,434
Morgan Stanley, Sr. Unscd. Notes	3.63	1/20/2027	380,000		421,647
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	500,000		530,187
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000		198,879
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	500,000		557,857
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	500,000		603,857
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000		429,259
Morgan Stanley, Sub. Notes	3.95	4/23/2027	500,000		557,701
Morgan Stanley, Sub. Notes	4.10	5/22/2023	500,000		535,142
National Australia Bank, Sr. Unscd. Notes	1.88	12/13/2022	250,000		256,566
National Australia Bank, Sr. Unscd. Notes	2.50	7/12/2026	500,000		531,493
Natwest Group, Sr. Unscd. Notes	4.80	4/5/2026	500,000		572,394
Northern Trust, Sub. Notes	3.95	10/30/2025	546,000		616,112
PNC Bank, Sub. Notes	3.80	7/25/2023	500,000		535,779
Royal Bank of Canada, Sr. Unscd. Notes	0.43	1/19/2024	300,000	[a]	299,175
Royal Bank of Canada, Sr. Unscd. Notes	1.15	6/10/2025	200,000	[a]	201,391
Royal Bank of Canada, Sr. Unscd. Notes	1.60	4/17/2023	250,000	[a]	256,406
Royal Bank of Canada, Sr. Unscd. Notes	1.95	1/17/2023	200,000	[a]	205,783
Santander UK Group Holdings, Sr. Unscd. Notes	1.09	3/15/2025	300,000		300,820
Santander UK Group Holdings, Sr. Unscd. Notes	2.90	3/15/2032	300,000		302,770
State Street, Sr. Unscd. Notes	3.15	3/30/2031	300,000		323,041
State Street, Sr. Unscd. Notes	3.55	8/18/2025	290,000		322,022
State Street, Sr. Unscd. Notes	3.70	11/20/2023	250,000		271,130
State Street, Sub. Notes	3.03	11/1/2034	225,000		234,762
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/2023	290,000		302,860
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	0.51	1/12/2024	300,000		299,519
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	0.95	1/12/2026	300,000		294,571
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.45	1/11/2027	160,000		175,520
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/2026	500,000		554,660
SVB Financial Group, Sr. Unscd. Notes	3.13	6/5/2030	200,000		210,002

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Banks - 5.9% (continued)
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	6/11/2025	200,000	202,166
The Bank of Nova Scotia, Sr. Unscd. Notes	1.63	5/1/2023	250,000	256,177
The Bank of Nova Scotia, Sr. Unscd. Notes	2.00	11/15/2022	180,000	184,753
The Bank of Nova Scotia, Sr. Unscd. Notes	3.40	2/11/2024	500,000	538,611
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	500,000	569,399
The Goldman Sachs Group, Sr. Unscd. Bonds	4.22	5/1/2029	200,000	226,295
The Goldman Sachs Group, Sr. Unscd. Notes	1.43	3/9/2027	150,000	149,484
The Goldman Sachs Group, Sr. Unscd. Notes	2.62	4/22/2032	300,000	301,727
The Goldman Sachs Group, Sr. Unscd. Notes	3.21	4/22/2042	300,000	303,295
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	2/20/2024	500,000	539,572
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/2023	500,000	528,024
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	150,000	165,831
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	730,000	808,460
The Goldman Sachs Group, Sr. Unscd. Notes	6.25	2/1/2041	700,000	1,001,487
The Goldman Sachs Group, Sr. Unscd. Notes, Ser. FXD	0.48	1/27/2023	300,000	300,205
The Goldman Sachs Group, Sr. Unscd. Notes, Ser. VAR	0.63	11/17/2023	200,000	200,301
The Goldman Sachs Group, Sub. Notes	4.25	10/21/2025	130,000	145,715
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	500,000	709,427
The Korea Development Bank, Sr. Unscd. Bonds	0.80	7/19/2026	300,000	294,727
The Korea Development Bank, Sr. Unscd. Notes	2.75	3/19/2023	300,000	312,914
The PNC Financial Services Group, Sr. Unscd. Notes	2.20	11/1/2024	500,000	528,183
The PNC Financial Services Group, Sr. Unscd. Notes	2.55	1/22/2030	300,000	308,220
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	200,000	220,860
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	1/6/2026	300,000	295,269

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Banks - 5.9% (continued)
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	6/12/2023	200,000		201,761
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.15	6/12/2025	200,000	[a]	201,148
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.90	12/1/2022	300,000	[a]	308,111
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.50	7/19/2023	350,000		375,236
Truist Bank, Sr. Unscd. Notes	2.15	12/6/2024	250,000		262,343
Truist Bank, Sr. Unscd. Notes	2.75	5/1/2023	500,000		523,312
Truist Financial, Sr. Unscd. Notes	1.20	8/5/2025	200,000		201,345
Truist Financial, Sr. Unscd. Notes	1.95	6/5/2030	200,000		196,462
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	200,000		211,367
Truist Financial, Sr. Unscd. Notes	3.70	6/5/2025	300,000		331,004
U.S. Bancorp, Sr. Unscd. Notes	1.38	7/22/2030	200,000		187,893
US Bank, Sr. Unscd. Notes	3.40	7/24/2023	350,000		373,255
Wells Fargo & Co., Sr. Unscd. Notes	2.16	2/11/2026	145,000		150,249
Wells Fargo & Co., Sr. Unscd. Notes	2.19	4/30/2026	400,000		414,682
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	545,000		551,223
Wells Fargo & Co., Sr. Unscd. Notes	3.07	4/30/2041	400,000		395,535
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000		220,025
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000		153,589
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000		562,330
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000		567,358
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	500,000		585,868
Wells Fargo & Co., Sub. Notes	4.75	12/7/2046	500,000		598,427
Wells Fargo & Co., Sub. Notes, Ser. M	3.45	2/13/2023	500,000		527,474
Wells Fargo Bank, Sr. Unscd. Notes	3.55	8/14/2023	300,000		321,166
Westpac Banking, Sr. Unscd. Notes	2.00	1/13/2023	300,000		308,966
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/2026	200,000		215,318
Westpac Banking, Sub. Notes	2.67	11/15/2035	200,000		192,044
Westpac Banking, Sub. Notes	2.96	11/16/2040	200,000		188,460
				72,780,198
Beverage Products - .7%
Anheuser-Busch InBev Finance, Gtd. Notes	4.00	1/17/2043	700,000		758,163
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.50	6/1/2030	100,000		109,264
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.65	2/1/2026	315,000		348,886
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	500,000		561,833
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	6/1/2060	140,000		161,834

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Beverage Products - .7% (continued)
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	4/15/2048	250,000	288,830
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.70	2/1/2036	590,000	699,169
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	285,000	334,718
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.45	1/23/2039	120,000	151,824
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.80	1/23/2059	300,000	410,784
Constellation Brands, Sr. Unscd. Notes	2.88	5/1/2030	400,000	414,057
Diageo Capital, Gtd. Notes	2.38	10/24/2029	300,000	305,200
Diageo Investment, Gtd. Notes	4.25	5/11/2042	250,000	299,859
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	107,000	114,504
Molson Coors Beverage, Gtd. Notes	4.20	7/15/2046	150,000	159,588
PepsiCo, Sr. Unscd. Notes	2.63	7/29/2029	400,000	420,204
PepsiCo, Sr. Unscd. Notes	3.50	7/17/2025	500,000	550,661
PepsiCo, Sr. Unscd. Notes	3.63	3/19/2050	300,000	331,977
PepsiCo, Sr. Unscd. Notes	4.45	4/14/2046	210,000	258,653
The Coca-Cola Company, Sr. Unscd. Notes	1.00	3/15/2028	300,000	288,009
The Coca-Cola Company, Sr. Unscd. Notes	1.38	3/15/2031	200,000	185,987
The Coca-Cola Company, Sr. Unscd. Notes	2.25	1/5/2032	300,000	300,327
The Coca-Cola Company, Sr. Unscd. Notes	2.50	3/15/2051	300,000	268,209
The Coca-Cola Company, Sr. Unscd. Notes	2.88	5/5/2041	300,000	299,267
The Coca-Cola Company, Sr. Unscd. Notes	3.00	3/5/2051	200,000	195,763
				8,217,570
Building Materials - .1%
Carrier Global, Sr. Unscd. Notes	2.49	2/15/2027	150,000	157,531
Carrier Global, Sr. Unscd. Notes	2.72	2/15/2030	115,000	117,193
Carrier Global, Sr. Unscd. Notes	3.38	4/5/2040	225,000	227,361
Carrier Global, Sr. Unscd. Notes	3.58	4/5/2050	245,000	246,853
Johnson Controls International, Sr. Unscd. Notes	5.13	9/14/2045	10,000	12,725
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000	95,729
				857,392
Chemicals - .4%
Celanese US Holdings, Gtd. Notes	4.63	11/15/2022	350,000	370,305

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Chemicals - .4% (continued)
DuPont de Nemours, Sr. Unscd. Notes	4.21	11/15/2023	100,000		108,495
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	100,000		113,665
DuPont de Nemours, Sr. Unscd. Notes	4.73	11/15/2028	100,000		117,309
DuPont de Nemours, Sr. Unscd. Notes	5.42	11/15/2048	125,000		165,185
Ecolab, Sr. Unscd. Notes	1.30	1/30/2031	300,000	[a]	276,146
Ecolab, Sr. Unscd. Notes	2.13	8/15/2050	325,000	[a]	271,058
Ecolab, Sr. Unscd. Notes	2.70	11/1/2026	250,000		267,992
LYB International Finance, Gtd. Bonds	4.00	7/15/2023	350,000		375,745
LYB International Finance III, Gtd. Notes	3.80	10/1/2060	250,000		246,123
NewMarket, Sr. Unscd. Notes	2.70	3/18/2031	400,000		394,770
Nutrien, Sr. Unscd. Notes	3.63	3/15/2024	200,000		215,217
Nutrien, Sr. Unscd. Notes	5.25	1/15/2045	200,000		255,247
The Dow Chemical Company, Sr. Unscd. Bonds	7.38	11/1/2029	500,000		685,289
The Dow Chemical Company, Sr. Unscd. Notes	3.63	5/15/2026	250,000		276,055
The Dow Chemical Company, Sr. Unscd. Notes	4.38	11/15/2042	300,000		345,766
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	300,000		324,151
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000		119,348
				4,927,866
Commercial & Professional Services - .3%
Duke University, Unscd. Bonds, Ser. 2020	2.76	10/1/2050	100,000		99,111
Equifax, Sr. Unscd. Notes	2.60	12/1/2024	400,000		423,916
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	500,000		574,566
Massachusetts Institute of Technology, Unscd. Notes	5.60	7/1/2111	200,000		325,871
Moody's, Sr. Unscd. Notes	2.55	8/18/2060	250,000		205,740
PayPal Holdings, Sr. Unscd. Notes	1.65	6/1/2025	400,000		411,492
PayPal Holdings, Sr. Unscd. Notes	2.85	10/1/2029	95,000		100,457
PayPal Holdings, Sr. Unscd. Notes	3.25	6/1/2050	300,000		302,913
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	450,000		485,049
The Cleveland Clinic Foundation, Unscd. Bonds	4.86	1/1/2114	150,000		205,143

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Commercial & Professional Services - .3% (continued)
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000	122,374
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000	58,555
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000	284,553
				3,599,740
Commercial Mortgage Pass-Through Certificates - 1.4%
Bank, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000	422,442
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	200,000	200,804
Benchmark Mortgage Trust, Ser. 2019-B10, Cl. A4	3.72	3/15/2062	300,000	335,608
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. A3	2.69	9/15/2043	400,000	416,740
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. AS	2.91	9/15/2043	500,000	517,628
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	500,000	545,737
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/2047	1,000,000	1,080,995
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.28	8/10/2050	750,000	810,000
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000	217,578
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	1,035,000	1,142,845
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/2047	453,580	476,023
GS Mortgage Securities Trust, Ser. 2019-GC42, Cl. A4	3.00	9/1/2052	250,000	267,361
GS Mortgage Securities Trust, Ser. 2020-GC45, Cl. AS	3.17	2/13/2053	200,000	213,006
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2012-LC9, Cl. A5	2.84	12/15/2047	795,157	816,816
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C15, Cl. A5	4.13	11/15/2045	500,000	538,291
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	725,000	786,050
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	2,000,000	2,214,110

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Commercial Mortgage Pass-Through Certificates - 1.4% (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	1,175,000	1,263,288
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	2,000,000	2,121,493
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000	572,224
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/2046	412,000	428,760
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44, Cl. A5	4.21	5/15/2051	900,000	1,028,013
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C50, Cl. ASB	3.64	5/15/2052	200,000	222,474
				16,638,286
Consumer Discretionary - .0%
Lennar, Gtd. Notes	4.88	12/15/2023	100,000	109,497
Sands China, Sr. Unscd. Notes	4.38	6/18/2030	200,000	213,850
				323,347
Consumer Durables & Apparel - .1%
NIKE, Sr. Unscd. Notes	2.25	5/1/2023	300,000	310,788
NIKE, Sr. Unscd. Notes	3.38	3/27/2050	300,000	321,180
NIKE, Sr. Unscd. Notes	3.63	5/1/2043	300,000	332,885
Ralph Lauren, Sr. Unscd. Notes	2.95	6/15/2030	200,000	208,284
				1,173,137
Consumer Staples - .2%
Church & Dwight, Sr. Unscd. Notes	3.95	8/1/2047	300,000	336,825
Kimberly-Clark, Sr. Unscd. Notes	3.10	3/26/2030	300,000	326,141
The Estee Lauder Companies, Sr. Unscd. Notes	2.00	12/1/2024	320,000	335,434
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	300,000	309,076
The Estee Lauder Companies, Sr. Unscd. Notes	2.60	4/15/2030	300,000	311,946
Unilever Capital, Gtd. Notes	1.38	9/14/2030	500,000	472,196
Unilever Capital, Gtd. Notes	5.90	11/15/2032	250,000	340,476
				2,432,094
Diversified Financials - .8%
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/2025	250,000	272,014
Air Lease, Sr. Unscd. Notes	0.70	2/15/2024	300,000	297,770
Air Lease, Sr. Unscd. Notes	3.38	7/1/2025	300,000	321,652
Ally Financial, Sr. Unscd. Notes	3.88	5/21/2024	200,000	217,054
Ally Financial, Sr. Unscd. Notes	5.80	5/1/2025	250,000	292,151
American Express, Sub. Notes	3.63	12/5/2024	500,000	547,778

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Diversified Financials - .8% (continued)
Ares Capital, Sr. Unscd. Notes	3.50	2/10/2023	300,000		312,919
BlackRock, Sr. Unscd. Notes	3.50	3/18/2024	250,000		272,293
Blackstone, Sr. Unscd. Notes	3.63	1/15/2026	300,000	[b]	316,300
Capital One Financial, Sub. Notes	3.75	7/28/2026	750,000		823,162
CME Group, Sr. Unscd. Notes	3.00	3/15/2025	250,000		269,150
FS KKR Capital, Sr. Unscd. Notes	3.40	1/15/2026	200,000		204,707
GE Capital Funding, Gtd. Notes	4.05	5/15/2027	100,000	[b]	111,959
GE Capital International Funding, Gtd. Notes	4.42	11/15/2035	1,100,000		1,266,935
Intercontinental Exchange, Gtd. Notes	4.00	10/15/2023	350,000		379,211
Intercontinental Exchange, Sr. Unscd. Notes	2.10	6/15/2030	200,000		195,883
Intercontinental Exchange, Sr. Unscd. Notes	2.65	9/15/2040	75,000		69,837
Intercontinental Exchange, Sr. Unscd. Notes	3.00	9/15/2060	75,000		67,778
Intercontinental Exchange, Sr. Unscd. Notes	3.00	6/15/2050	200,000		188,381
Intercontinental Exchange, Sr. Unscd. Notes	4.25	9/21/2048	75,000		85,285
Invesco Finance, Gtd. Notes	4.00	1/30/2024	250,000		272,715
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/2027	35,000		43,571
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/2023	150,000		161,366
Legg Mason, Sr. Unscd. Notes	5.63	1/15/2044	200,000		271,645
Mastercard, Sr. Unscd. Notes	3.85	3/26/2050	250,000		286,602
Nasdaq, Sr. Unscd. Notes	4.25	6/1/2024	250,000		275,049
Owl Rock Capital, Sr. Unscd. Notes	3.40	7/15/2026	200,000		207,555
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	500,000		546,343
Visa, Sr. Unscd. Notes	0.75	8/15/2027	300,000	[a]	290,935
Visa, Sr. Unscd. Notes	1.10	2/15/2031	300,000	[a]	278,564
Visa, Sr. Unscd. Notes	2.00	8/15/2050	140,000		116,715
Visa, Sr. Unscd. Notes	3.65	9/15/2047	55,000		61,860
Visa, Sr. Unscd. Notes	4.15	12/14/2035	270,000		324,528
Visa, Sr. Unscd. Notes	4.30	12/14/2045	200,000		246,534
				9,896,201
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000		138,062
Electronic Components - .1%
Allegion US Holding, Gtd. Notes	3.20	10/1/2024	400,000		426,750
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/2023	500,000		528,348
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/2023	260,000		269,408

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Electronic Components - .1% (continued)
Jabil, Sr. Unscd. Notes	3.00	1/15/2031	200,000		203,754
				1,428,260
Energy - 2.3%
Baker Hughes Co-Obligor, Sr. Unscd. Notes	4.49	5/1/2030	400,000		461,666
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	400,000		412,788
BP Capital Markets America, Gtd. Notes	3.25	5/6/2022	700,000		721,431
BP Capital Markets America, Gtd. Notes	3.63	4/6/2030	300,000	[a]	330,750
BP Capital Markets America, Gtd. Notes	3.80	9/21/2025	300,000		333,120
BP Capital Markets America, Gtd. Notes	3.94	9/21/2028	300,000		337,360
BP Capital Markets America, Gtd. Notes	4.23	11/6/2028	100,000		114,250
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/2038	200,000		264,052
Cenovus Energy, Sr. Unscd. Notes	5.38	7/15/2025	200,000		227,563
Cenovus Energy, Sr. Unscd. Notes	6.75	11/15/2039	115,000		145,888
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	180,000		206,181
Chevron, Sr. Unscd. Notes	2.24	5/11/2030	180,000		181,318
Chevron, Sr. Unscd. Notes	2.95	5/16/2026	295,000		319,093
Chevron, Sr. Unscd. Notes	3.08	5/11/2050	300,000		293,274
Chevron, Sr. Unscd. Notes	3.33	11/17/2025	165,000		181,451
Chevron USA, Gtd. Notes	2.34	8/12/2050	35,000		29,781
Chevron USA, Gtd. Notes	3.90	11/15/2024	200,000		221,097
CNOOC Finance, Gtd. Notes	3.00	5/9/2023	500,000		518,705
CNOOC Petroleum North America, Gtd. Notes	5.88	3/10/2035	125,000		154,819
ConocoPhillips, Gtd. Notes	4.85	8/15/2048	65,000	[b]	81,084
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	150,000	[a]	175,262
ConocoPhillips, Gtd. Notes	5.95	3/15/2046	250,000		353,346
ConocoPhillips, Sr. Unscd. Notes	6.95	4/15/2029	125,000		167,282
Devon Energy, Sr. Unscd. Notes	5.85	12/15/2025	71,000		83,463
Ecopetrol, Sr. Unscd. Notes	7.38	9/18/2043	300,000		372,015
Enable Midstream Partners, Gtd. Notes	5.00	5/15/2044	250,000		250,730
Enbridge, Gtd. Notes	4.25	12/1/2026	500,000		563,868
Energy Transfer, Sr. Unscd. Notes	3.75	5/15/2030	200,000		208,336
Energy Transfer, Sr. Unscd. Notes	4.95	1/15/2043	200,000		208,686
Energy Transfer, Sr. Unscd. Notes	5.00	5/15/2050	300,000		316,684
Energy Transfer, Sr. Unscd. Notes	5.15	2/1/2043	500,000		519,093

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Energy - 2.3% (continued)
Energy Transfer, Sr. Unscd. Notes	5.40	10/1/2047	110,000		119,729
Energy Transfer, Sr. Unscd. Notes	6.25	4/15/2049	95,000		114,228
Enterprise Products Operating, Gtd. Notes	3.13	7/31/2029	300,000		317,903
Enterprise Products Operating, Gtd. Notes	3.35	3/15/2023	600,000		628,124
Enterprise Products Operating, Gtd. Notes	3.70	2/15/2026	200,000		221,057
Enterprise Products Operating, Gtd. Notes	3.95	1/31/2060	95,000		95,556
Enterprise Products Operating, Gtd. Notes	4.25	2/15/2048	75,000		81,192
Enterprise Products Operating, Gtd. Notes	4.90	5/15/2046	500,000		587,851
EOG Resources, Sr. Unscd. Notes	3.90	4/1/2035	200,000		218,726
Equinor ASA, Gtd. Notes	2.65	1/15/2024	500,000		528,886
Equinor ASA, Gtd. Notes	3.63	4/6/2040	200,000		219,219
Exxon Mobil, Sr. Unscd. Notes	1.57	4/15/2023	250,000		256,345
Exxon Mobil, Sr. Unscd. Notes	2.28	8/16/2026	155,000		163,046
Exxon Mobil, Sr. Unscd. Notes	2.61	10/15/2030	345,000		353,890
Exxon Mobil, Sr. Unscd. Notes	3.00	8/16/2039	430,000		423,953
Exxon Mobil, Sr. Unscd. Notes	3.10	8/16/2049	230,000		222,414
Exxon Mobil, Sr. Unscd. Notes	3.45	4/15/2051	135,000		138,040
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/2046	250,000		281,397
Halliburton, Sr. Unscd. Notes	3.80	11/15/2025	415,000		458,560
Hess, Sr. Unscd. Notes	4.30	4/1/2027	250,000	[a]	277,548
Hess, Sr. Unscd. Notes	5.60	2/15/2041	250,000		293,518
HollyFrontier, Sr. Unscd. Bonds	5.88	4/1/2026	480,000		551,550
Kinder Morgan, Gtd. Notes	3.60	2/15/2051	200,000		192,080
Kinder Morgan, Gtd. Notes	4.30	3/1/2028	500,000		563,414
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/2023	500,000		529,470
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	300,000		344,502
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/2031	350,000		477,262
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/2037	300,000	[a]	380,445
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	300,000		337,075
MPLX, Sr. Unscd. Notes	4.50	4/15/2038	105,000		115,456
MPLX, Sr. Unscd. Notes	4.88	12/1/2024	500,000		560,724
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	115,000		128,622
MPLX, Sr. Unscd. Notes	5.50	2/15/2049	150,000		182,754
ONEOK, Gtd. Notes	4.00	7/13/2027	300,000		328,901

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Energy - 2.3% (continued)
ONEOK, Gtd. Notes	4.50	3/15/2050	300,000	313,998
ONEOK Partners, Gtd. Notes	5.00	9/15/2023	500,000	544,135
ONEOK Partners, Gtd. Notes	6.85	10/15/2037	60,000	77,960
Phillips 66, Gtd. Notes	1.30	2/15/2026	200,000	199,150
Phillips 66, Gtd. Notes	4.88	11/15/2044	202,000	240,645
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/2023	300,000	317,767
Plains All American Pipeline, Sr. Unscd. Notes	4.90	2/15/2045	250,000	249,448
Sabine Pass Liquefaction, Sr. Scd. Notes	5.00	3/15/2027	600,000	690,252
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	4/15/2023	300,000	324,705
Shell International Finance, Gtd. Notes	2.38	11/7/2029	400,000	408,433
Shell International Finance, Gtd. Notes	2.38	4/6/2025	250,000	264,401
Shell International Finance, Gtd. Notes	2.75	4/6/2030	250,000	260,275
Shell International Finance, Gtd. Notes	2.88	5/10/2026	185,000	200,175
Shell International Finance, Gtd. Notes	3.25	5/11/2025	560,000	610,663
Shell International Finance, Gtd. Notes	3.25	4/6/2050	250,000	251,256
Shell International Finance, Gtd. Notes	4.13	5/11/2035	260,000	300,454
Spectra Energy Partners, Gtd. Notes	5.95	9/25/2043	200,000	259,739
Suncor Energy, Sr. Unscd. Notes	4.00	11/15/2047	50,000	52,217
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/2038	300,000	409,167
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/2037	70,000	96,777
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	150,000	165,080
The Williams Companies, Sr. Unscd. Notes	4.00	9/15/2025	100,000	110,704
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	400,000	522,936
Total Capital International, Gtd. Notes	2.83	1/10/2030	170,000	178,709
Total Capital International, Gtd. Notes	3.46	7/12/2049	50,000	50,972
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/2023	500,000	535,173
TransCanada Pipelines, Sr. Unscd. Notes	4.88	5/15/2048	60,000	71,878

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Energy - 2.3% (continued)
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/2037	75,000	99,192
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/2039	300,000	451,012
Valero Energy, Sr. Unscd. Notes	6.63	6/15/2037	165,000	215,813
Valero Energy, Sr. Unscd. Notes	7.50	4/15/2032	170,000	230,866
				28,151,825
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	2.50	8/15/2024	200,000	211,249
Waste Management, Gtd. Notes	3.50	5/15/2024	500,000	540,310
Waste Management, Gtd. Notes	4.15	7/15/2049	250,000	298,599
				1,050,158
Financials - .0%
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/2025	250,000	273,856
Food Products - .4%
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/2025	400,000	431,897
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/2028	80,000	90,004
Conagra Brands, Sr. Unscd. Notes	1.38	11/1/2027	200,000	194,819
Conagra Brands, Sr. Unscd. Notes	3.20	1/25/2023	85,000	88,090
Conagra Brands, Sr. Unscd. Notes	4.85	11/1/2028	100,000	117,903
Conagra Brands, Sr. Unscd. Notes	5.40	11/1/2048	60,000	77,619
General Mills, Sr. Unscd. Notes	2.88	4/15/2030	300,000	311,523
General Mills, Sr. Unscd. Notes	3.00	2/1/2051	300,000	[b] 285,098
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	110,000	125,422
Hormel Foods, Sr. Unscd. Notes	1.80	6/11/2030	200,000	194,290
Kellogg, Sr. Unscd. Notes	2.65	12/1/2023	300,000	316,036
McCormick & Co., Sr. Unscd. Notes	0.90	2/15/2026	200,000	195,999
McCormick & Co., Sr. Unscd. Notes	1.85	2/15/2031	200,000	190,319
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	300,000	303,385
Mondelez International, Sr. Unscd. Notes	2.75	4/13/2030	300,000	310,216
Sysco, Gtd. Notes	5.38	9/21/2035	200,000	260,561
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000	334,446
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	400,000	566,474
Tyson Foods, Sr. Unscd. Bonds	5.15	8/15/2044	250,000	315,646
				4,709,747
Foreign Governmental - 1.4%
Canada, Sr. Unscd. Bonds	1.63	1/22/2025	400,000	[a] 416,103
Chile, Sr. Unscd. Notes	3.13	3/27/2025	500,000	539,355
Colombia, Sr. Unscd. Bonds	5.00	6/15/2045	800,000	854,344
Colombia, Sr. Unscd. Notes	3.88	4/25/2027	500,000	535,800

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Foreign Governmental - 1.4% (continued)
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		31,562
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		484,596
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		325,491
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000	[a]	333,217
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000		331,798
Israel, Gov't Gtd. Bonds	5.50	9/18/2023	450,000		505,022
Israel, Sr. Unscd. Bonds	3.15	6/30/2023	300,000		317,547
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000		279,312
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000	[a]	309,205
Italy, Sr. Unscd. Debs.	6.88	9/27/2023	400,000		457,643
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	300,000		289,257
Mexico, Sr. Unscd. Notes	3.77	5/24/2061	300,000		268,399
Mexico, Sr. Unscd. Notes	3.90	4/27/2025	300,000		333,864
Mexico, Sr. Unscd. Notes	4.15	3/28/2027	345,000	[a]	387,047
Mexico, Sr. Unscd. Notes	4.28	8/14/2041	300,000		306,375
Mexico, Sr. Unscd. Notes	4.60	1/23/2046	600,000		621,435
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		273,365
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	850,000		992,876
Panama, Sr. Unscd. Bonds	3.88	3/17/2028	500,000		551,172
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		222,046
Panama, Sr. Unscd. Bonds	6.70	1/26/2036	400,000		538,122
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		497,763
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	500,000		614,947
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		425,254
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	800,000		1,096,300
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		88,949
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	925,000		1,147,125
Province of Ontario Canada, Sr. Unscd. Bonds	1.75	1/24/2023	300,000		307,701
Province of Ontario Canada, Sr. Unscd. Notes	0.63	1/21/2026	200,000		196,926
Province of Ontario Canada, Sr. Unscd. Notes	3.40	10/17/2023	150,000		161,111
Province of Quebec Canada, Sr. Unscd. Debs., Ser. NJ	7.50	7/15/2023	200,000		230,777
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	550,000		787,079
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000		130,671
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000		455,716
Uruguay, Sr. Unscd. Notes	4.50	8/14/2024	400,000	[a]	434,518
				17,079,790

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Forest Products & Paper - .0%
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	250,000	294,706
Health Care - 3.1%
Abbott Laboratories, Sr. Unscd. Notes	1.40	6/30/2030	200,000	188,743
Abbott Laboratories, Sr. Unscd. Notes	3.40	11/30/2023	500,000	536,212
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	200,000	262,841
AbbVie, Sr. Unscd. Notes	2.60	11/21/2024	385,000	407,905
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	1,000,000	1,037,406
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	335,000	358,400
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	170,000	185,942
AbbVie, Sr. Unscd. Notes	3.80	3/15/2025	300,000	328,794
AbbVie, Sr. Unscd. Notes	4.05	11/21/2039	200,000	223,615
AbbVie, Sr. Unscd. Notes	4.25	11/21/2049	490,000	556,153
AbbVie, Sr. Unscd. Notes	4.25	11/14/2028	110,000	125,911
AbbVie, Sr. Unscd. Notes	4.30	5/14/2036	235,000	269,929
AbbVie, Sr. Unscd. Notes	4.45	5/14/2046	330,000	383,260
AbbVie, Sr. Unscd. Notes	4.63	10/1/2042	300,000	353,731
AbbVie, Sr. Unscd. Notes	4.75	3/15/2045	400,000	478,995
Aetna, Sr. Unscd. Notes	4.75	3/15/2044	250,000	299,236
Aetna, Sr. Unscd. Notes	6.63	6/15/2036	150,000	213,481
AmerisourceBergen, Sr. Unscd. Notes	2.80	5/15/2030	100,000	103,025
Amgen, Sr. Unscd. Notes	2.45	2/21/2030	70,000	70,995
Amgen, Sr. Unscd. Notes	2.60	8/19/2026	1,000,000	1,058,902
Amgen, Sr. Unscd. Notes	3.15	2/21/2040	60,000	60,224
Amgen, Sr. Unscd. Notes	3.38	2/21/2050	60,000	59,692
Amgen, Sr. Unscd. Notes	4.66	6/15/2051	300,000	364,834
Anthem, Sr. Unscd. Notes	2.25	5/15/2030	100,000	98,523
Anthem, Sr. Unscd. Notes	3.30	1/15/2023	500,000	524,566
Anthem, Sr. Unscd. Notes	3.60	3/15/2051	60,000	62,452
Anthem, Sr. Unscd. Notes	4.38	12/1/2047	450,000	527,858
AstraZeneca, Sr. Unscd. Notes	1.38	8/6/2030	70,000	64,501
AstraZeneca, Sr. Unscd. Notes	4.38	8/17/2048	45,000	52,815
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/2045	205,000	240,482
Banner Health, Unscd. Bonds	2.34	1/1/2030	300,000	301,792
Baxalta, Gtd. Notes	5.25	6/23/2045	200,000	256,213
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000	422,782
Biogen, Sr. Unscd. Notes	4.05	9/15/2025	500,000	556,780
Boston Scientific, Sr. Unscd. Notes	1.90	6/1/2025	300,000	310,838
Bristol-Myers Squibb, Sr. Unscd. Notes	0.75	11/13/2025	200,000	198,423

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Health Care - 3.1% (continued)
Bristol-Myers Squibb, Sr. Unscd. Notes	1.13	11/13/2027	200,000	[a]	196,170
Bristol-Myers Squibb, Sr. Unscd. Notes	1.45	11/13/2030	200,000		188,778
Bristol-Myers Squibb, Sr. Unscd. Notes	2.00	8/1/2022	400,000		408,750
Bristol-Myers Squibb, Sr. Unscd. Notes	2.35	11/13/2040	200,000		185,518
Bristol-Myers Squibb, Sr. Unscd. Notes	2.55	11/13/2050	200,000		179,750
Bristol-Myers Squibb, Sr. Unscd. Notes	2.90	7/26/2024	285,000		305,542
Bristol-Myers Squibb, Sr. Unscd. Notes	3.25	2/20/2023	58,000		60,881
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	250,000		275,992
Bristol-Myers Squibb, Sr. Unscd. Notes	3.88	8/15/2025	190,000		212,264
Bristol-Myers Squibb, Sr. Unscd. Notes	3.90	2/20/2028	90,000		101,983
Bristol-Myers Squibb, Sr. Unscd. Notes	4.25	10/26/2049	200,000		237,746
Bristol-Myers Squibb, Sr. Unscd. Notes	4.35	11/15/2047	90,000		108,280
Bristol-Myers Squibb, Sr. Unscd. Notes	4.55	2/20/2048	90,000		110,967
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/2023	150,000		157,425
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/2043	300,000		335,692
Cigna, Gtd. Notes	3.40	3/1/2027	300,000		328,001
Cigna, Gtd. Notes	3.75	7/15/2023	67,000		71,566
Cigna, Gtd. Notes	3.88	10/15/2047	75,000		80,621
Cigna, Gtd. Notes	4.13	11/15/2025	130,000		146,220
Cigna, Gtd. Notes	4.38	10/15/2028	230,000		263,581
Cigna, Gtd. Notes	4.80	7/15/2046	250,000		304,506
Cigna, Sr. Unscd. Notes	2.38	3/15/2031	80,000		79,077
CVS Health, Sr. Unscd. Notes	1.75	8/21/2030	85,000		80,100
CVS Health, Sr. Unscd. Notes	2.70	8/21/2040	200,000		184,787
CVS Health, Sr. Unscd. Notes	2.88	6/1/2026	400,000		427,155
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	100,000		106,725
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	400,000		445,728
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	640,000		728,737
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	500,000		598,614
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	550,000		677,397
Danaher, Sr. Unscd. Notes	4.38	9/15/2045	250,000		299,045
Dignity Health, Scd. Bonds	5.27	11/1/2064	304,000		391,154

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Health Care - 3.1% (continued)
Eli Lilly & Co., Sr. Unscd. Notes	2.25	5/15/2050	200,000		170,283
Eli Lilly & Co., Sr. Unscd. Notes	2.50	9/15/2060	200,000		172,065
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	500,000		544,828
Gilead Sciences, Sr. Unscd. Notes	1.20	10/1/2027	80,000		77,522
Gilead Sciences, Sr. Unscd. Notes	1.65	10/1/2030	200,000		187,215
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/2047	220,000		245,297
Gilead Sciences, Sr. Unscd. Notes	4.60	9/1/2035	190,000		225,876
Gilead Sciences, Sr. Unscd. Notes	4.80	4/1/2044	500,000		603,388
GlaxoSmithKline Capital, Gtd. Bonds	6.38	5/15/2038	300,000		437,460
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/2023	300,000		313,193
GlaxoSmithKline Capital, Gtd. Notes	2.85	5/8/2022	500,000		513,633
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	140,000		148,610
GlaxoSmithKline Capital, Gtd. Notes	3.88	5/15/2028	125,000		142,059
HCA, Sr. Scd. Notes	4.13	6/15/2029	110,000		122,383
HCA, Sr. Scd. Notes	5.13	6/15/2039	50,000		60,753
HCA, Sr. Scd. Notes	5.25	6/15/2049	100,000		123,217
Humana, Sr. Unscd. Notes	3.85	10/1/2024	500,000		546,118
Johnson & Johnson, Sr. Unscd. Debs.	4.95	5/15/2033	170,000		220,320
Johnson & Johnson, Sr. Unscd. Notes	2.10	9/1/2040	400,000		365,557
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000		406,595
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000		55,432
Johnson & Johnson, Sr. Unscd. Notes	3.75	3/3/2047	350,000		403,310
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000		550,305
Laboratory Corp. of America Holdings, Sr. Unscd. Notes	4.00	11/1/2023	400,000		429,788
Medtronic, Gtd. Notes	3.50	3/15/2025	386,000		425,907
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000		244,834
Merck & Co., Sr. Unscd. Notes	1.45	6/24/2030	400,000	[a]	380,822
Merck & Co., Sr. Unscd. Notes	2.35	6/24/2040	50,000		46,480
Merck & Co., Sr. Unscd. Notes	2.45	6/24/2050	60,000		53,074
Merck & Co., Sr. Unscd. Notes	2.75	2/10/2025	500,000		534,571
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	55,000		63,081
Merck & Co., Sr. Unscd. Notes	4.00	3/7/2049	80,000		93,218
Mount Sinai Hospitals Group, Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000		317,875
Mylan, Gtd. Notes	5.40	11/29/2043	300,000		366,599
Northwell Healthcare, Scd. Notes	3.98	11/1/2046	250,000		271,106
Novartis Capital, Gtd. Notes	2.20	8/14/2030	390,000		396,513
Novartis Capital, Gtd. Notes	2.75	8/14/2050	60,000		57,767
Novartis Capital, Gtd. Notes	4.40	5/6/2044	340,000		420,741

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Health Care - 3.1% (continued)
Perrigo Finance Unlimited, Gtd. Notes	4.38	3/15/2026	200,000		218,890
Pfizer, Sr. Unscd. Notes	0.80	5/28/2025	300,000	[a]	300,409
Pfizer, Sr. Unscd. Notes	2.55	5/28/2040	300,000		288,583
Pfizer, Sr. Unscd. Notes	2.75	6/3/2026	470,000		507,422
Pfizer, Sr. Unscd. Notes	3.00	12/15/2026	250,000		273,612
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	100,000		110,671
Pfizer, Sr. Unscd. Notes	4.00	3/15/2049	65,000		75,591
Pfizer, Sr. Unscd. Notes	4.13	12/15/2046	300,000		353,226
Pfizer, Sr. Unscd. Notes	4.20	9/15/2048	60,000		71,297
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000		275,065
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/2025	250,000		272,478
Stryker, Sr. Unscd. Notes	3.50	3/15/2026	250,000		275,415
Stryker, Sr. Unscd. Notes	4.38	5/15/2044	250,000		298,370
Takeda Pharmaceutical, Sr. Unscd. Notes	4.40	11/26/2023	200,000		218,706
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	200,000		238,017
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/2044	250,000		331,066
Trinity Health, Scd. Bonds	4.13	12/1/2045	200,000		239,871
UnitedHealth Group, Sr. Unscd. Notes	2.90	5/15/2050	400,000		383,931
UnitedHealth Group, Sr. Unscd. Notes	3.75	10/15/2047	70,000		76,982
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/2025	330,000		367,721
UnitedHealth Group, Sr. Unscd. Notes	3.88	12/15/2028	100,000		113,820
UnitedHealth Group, Sr. Unscd. Notes	4.25	6/15/2048	80,000		94,885
UnitedHealth Group, Sr. Unscd. Notes	4.45	12/15/2048	60,000		73,601
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	280,000		354,264
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/2038	410,000		620,986
Viatris, Gtd. Notes	1.13	6/22/2022	500,000	[b]	503,363
Viatris, Gtd. Notes	2.70	6/22/2030	150,000	[b]	148,347
Wyeth, Gtd. Notes	6.50	2/1/2034	200,000		287,184
Zoetis, Sr. Unscd. Notes	3.00	5/15/2050	300,000		289,692
				38,226,263

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Industrial - .7%
3M, Sr. Unscd. Notes	2.00	2/14/2025	345,000		359,382
3M, Sr. Unscd. Notes	2.25	9/19/2026	500,000		528,803
3M, Sr. Unscd. Notes	2.38	8/26/2029	390,000		400,379
3M, Sr. Unscd. Notes	3.38	3/1/2029	300,000		330,906
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/2036	237,000		333,697
Caterpillar, Sr. Unscd. Notes	3.25	4/9/2050	300,000		313,441
Caterpillar, Sr. Unscd. Notes	4.30	5/15/2044	200,000		240,809
Caterpillar Financial Services, Sr. Unscd. Notes	0.80	11/13/2025	200,000		198,340
Eaton, Gtd. Notes	4.15	11/2/2042	200,000		230,434
General Electric, Sr. Unscd. Notes	3.63	5/1/2030	395,000	[a]	429,553
General Electric, Sr. Unscd. Notes	4.25	5/1/2040	300,000		335,697
General Electric, Sr. Unscd. Notes	4.35	5/1/2050	410,000		457,275
General Electric, Sr. Unscd. Notes	6.75	3/15/2032	500,000		676,274
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/2042	470,000		544,835
John Deere Capital, Sr. Unscd. Notes	0.70	1/15/2026	200,000		198,281
John Deere Capital, Sr. Unscd. Notes	1.45	1/15/2031	300,000	[a]	282,667
John Deere Capital, Sr. Unscd. Notes	2.05	1/9/2025	200,000	[a]	208,705
John Deere Capital, Sr. Unscd. Notes	2.80	3/6/2023	500,000		523,547
Otis Worldwide, Sr. Unscd. Notes	2.06	4/5/2025	300,000		312,165
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	300,000		323,452
Parker-Hannifin, Sr. Unscd. Notes	4.00	6/14/2049	40,000		45,450
Stanley Black & Decker, Sr. Unscd. Notes	2.30	3/15/2030	300,000		304,693
Textron, Sr. Unscd. Notes	4.00	3/15/2026	500,000		550,213
Xylem, Sr. Unscd. Notes	4.38	11/1/2046	250,000		288,024
				8,417,022
Information Technology - .7%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	250,000		271,119
Autodesk, Sr. Unscd. Notes	4.38	6/15/2025	250,000		279,818
Broadridge Financial Solutions, Sr. Unscd. Notes	2.90	12/1/2029	150,000		154,570
Citrix Systems, Sr. Unscd. Notes	1.25	3/1/2026	400,000		396,669
Electronic Arts, Sr. Unscd. Notes	1.85	2/15/2031	400,000		381,752
Electronic Arts, Sr. Unscd. Notes	2.95	2/15/2051	200,000		188,960
Fiserv, Sr. Unscd. Notes	2.75	7/1/2024	190,000		201,727
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	190,000		206,095
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	100,000		116,873
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	861,000		803,432
Microsoft, Sr. Unscd. Notes	2.68	6/1/2060	353,000		326,864
Microsoft, Sr. Unscd. Notes	3.04	3/17/2062	360,000		360,124
Oracle, Sr. Unscd. Notes	2.88	3/25/2031	205,000		208,584
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	700,000		725,215

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Information Technology - .7% (continued)
Oracle, Sr. Unscd. Notes	3.25	11/15/2027	250,000	271,309
Oracle, Sr. Unscd. Notes	3.40	7/8/2024	500,000	539,657
Oracle, Sr. Unscd. Notes	3.85	7/15/2036	900,000	966,780
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	300,000	326,007
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	160,000	167,610
Oracle, Sr. Unscd. Notes	4.10	3/25/2061	210,000	219,970
Oracle, Sr. Unscd. Notes	4.38	5/15/2055	280,000	309,199
Roper Technologies, Sr. Unscd. Notes	1.00	9/15/2025	300,000	297,778
Roper Technologies, Sr. Unscd. Notes	1.40	9/15/2027	300,000	293,092
Roper Technologies, Sr. Unscd. Notes	3.80	12/15/2026	500,000	559,961
				8,573,165
Insurance - .9%
Aflac, Sr. Unscd. Notes	3.63	6/15/2023	300,000	320,753
American International Group, Sr. Unscd. Notes	3.88	1/15/2035	500,000	547,626
American International Group, Sr. Unscd. Notes	4.20	4/1/2028	90,000	101,849
American International Group, Sr. Unscd. Notes	4.75	4/1/2048	460,000	556,324
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	400,000	418,883
Aon, Gtd. Notes	2.80	5/15/2030	100,000	103,278
Aon, Gtd. Notes	3.75	5/2/2029	250,000	278,445
Aon, Gtd. Notes	4.60	6/14/2044	500,000	608,967
AXA, Sub. Bonds	8.60	12/15/2030	165,000	250,453
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/2026	500,000	547,939
Berkshire Hathaway Finance, Gtd. Notes	2.85	10/15/2050	250,000	237,365
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	135,000	159,226
Chubb INA Holdings, Gtd. Notes	3.35	5/15/2024	250,000	271,668
Equitable Holdings, Sr. Unscd. Notes	4.35	4/20/2028	90,000	101,568
First American Financial, Sr. Unscd. Notes	4.60	11/15/2024	500,000	558,171
Lincoln National, Sr. Unscd. Notes	3.63	12/12/2026	500,000	553,218
Loews, Sr. Unscd. Notes	2.63	5/15/2023	250,000	259,530
Marsh & McLennan, Sr. Unscd. Notes	4.38	3/15/2029	70,000	81,126
Marsh & McLennan, Sr. Unscd. Notes	4.90	3/15/2049	65,000	84,718
Marsh & McLennan, Sr. Unscd. Notes	5.88	8/1/2033	275,000	365,000
MetLife, Sr. Unscd. Notes	3.60	4/10/2024	250,000	272,216
MetLife, Sr. Unscd. Notes	4.05	3/1/2045	200,000	231,455

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Insurance - .9% (continued)
MetLife, Sr. Unscd. Notes	6.38	6/15/2034	150,000		212,908
Principal Financial Group, Gtd. Notes	2.13	6/15/2030	300,000		294,639
Prudential Financial, Jr. Sub. Notes	5.20	3/15/2044	300,000		320,636
Prudential Financial, Sr. Unscd. Notes	3.70	3/13/2051	75,000		81,147
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/2044	400,000		488,139
Reinsurance Group of America, Sr. Unscd. Notes	3.15	6/15/2030	300,000		313,649
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	250,000		275,400
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/2023	350,000		382,520
The Allstate, Sr. Unscd. Notes	0.75	12/15/2025	200,000		198,434
The Allstate, Sub. Debs., Ser. B	5.75	8/15/2053	300,000		322,425
The Chubb, Gtd. Notes	6.00	5/11/2037	200,000		280,978
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000		83,097
The Progressive Corp., Sr. Unscd. Notes	4.35	4/25/2044	250,000		302,370
The Progressive Corp., Sr. Unscd. Notes	6.63	3/1/2029	100,000		129,899
The Travelers Companies, Sr. Unscd. Notes	4.05	3/7/2048	300,000		352,756
				10,948,775
Internet Software & Services - .4%
Alibaba Group Holding, Sr. Unscd. Notes	3.60	11/28/2024	300,000		325,669
Alibaba Group Holding, Sr. Unscd. Notes	4.00	12/6/2037	400,000		433,013
Alphabet, Sr. Unscd. Notes	0.45	8/15/2025	250,000	[a]	248,104
Alphabet, Sr. Unscd. Notes	1.10	8/15/2030	215,000		199,887
Alphabet, Sr. Unscd. Notes	1.90	8/15/2040	65,000		57,403
Alphabet, Sr. Unscd. Notes	2.00	8/15/2026	300,000		314,925
Alphabet, Sr. Unscd. Notes	2.25	8/15/2060	205,000		170,863
Amazon.com, Sr. Unscd. Notes	0.40	6/3/2023	200,000		200,918
Amazon.com, Sr. Unscd. Notes	0.80	6/3/2025	200,000		200,611
Amazon.com, Sr. Unscd. Notes	1.50	6/3/2030	200,000	[a]	192,707
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	210,000		217,844
Amazon.com, Sr. Unscd. Notes	2.50	6/3/2050	200,000		180,118
Amazon.com, Sr. Unscd. Notes	2.70	6/3/2060	195,000		175,888
Amazon.com, Sr. Unscd. Notes	3.15	8/22/2027	650,000		716,169
Amazon.com, Sr. Unscd. Notes	3.88	8/22/2037	195,000		225,152
Baidu, Sr. Unscd. Notes	1.72	4/9/2026	200,000		199,826

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Internet Software & Services - .4% (continued)
Baidu, Sr. Unscd. Notes	2.38	10/9/2030	200,000		194,376
Baidu, Sr. Unscd. Notes	4.38	5/14/2024	200,000		218,828
Baidu, Sr. Unscd. Notes	4.88	11/14/2028	200,000		231,518
eBay, Sr. Unscd. Notes	4.00	7/15/2042	200,000		215,156
				4,918,975
Materials - .0%
Berry Global, Sr. Scd. Notes	1.57	1/15/2026	150,000	[b]	148,849
Media - .9%
Charter Communications Operating, Sr. Scd. Notes	4.80	3/1/2050	300,000		331,011
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	510,000		580,370
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	100,000		122,906
Charter Communications Operating, Sr. Scd. Notes	6.48	10/23/2045	500,000		662,684
Comcast, Gtd. Bonds	4.00	8/15/2047	60,000		68,092
Comcast, Gtd. Bonds	4.75	3/1/2044	500,000		622,356
Comcast, Gtd. Notes	1.50	2/15/2031	650,000		606,093
Comcast, Gtd. Notes	2.45	8/15/2052	750,000	[a]	646,837
Comcast, Gtd. Notes	3.38	8/15/2025	730,000		801,400
Comcast, Gtd. Notes	3.70	4/15/2024	345,000		376,339
Comcast, Gtd. Notes	3.90	3/1/2038	75,000		84,717
Comcast, Gtd. Notes	4.00	3/1/2048	60,000		67,984
Comcast, Gtd. Notes	4.25	1/15/2033	500,000		587,335
Comcast, Gtd. Notes	4.60	10/15/2038	200,000		243,503
Comcast, Gtd. Notes	6.45	3/15/2037	300,000		432,854
Comcast Cable Communications Holdings, Gtd. Notes	9.46	11/15/2022	304,000		346,588
Discovery Communications, Gtd. Notes	3.95	3/20/2028	350,000		385,065
Fox, Sr. Unscd. Notes	4.03	1/25/2024	83,000		90,100
Fox, Sr. Unscd. Notes	5.48	1/25/2039	315,000		395,455
Fox, Sr. Unscd. Notes	5.58	1/25/2049	335,000		431,155
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/2045	200,000		233,080
The Walt Disney Company, Gtd. Notes	1.75	8/30/2024	150,000		155,268
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000		223,849
The Walt Disney Company, Gtd. Notes	2.20	1/13/2028	100,000		102,697
The Walt Disney Company, Gtd. Notes	2.75	9/1/2049	225,000		210,362
The Walt Disney Company, Gtd. Notes	3.60	1/13/2051	300,000		323,575

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Media - .9% (continued)
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	350,000		385,719
The Walt Disney Company, Gtd. Notes	4.75	11/15/2046	110,000		137,584
The Walt Disney Company, Gtd. Notes	6.20	12/15/2034	250,000		347,717
Time Warner Cable, Sr. Scd. Debs.	4.50	9/15/2042	250,000		270,892
Time Warner Cable, Sr. Scd. Debs.	6.55	5/1/2037	350,000		465,388
ViacomCBS, Sr. Unscd. Debs.	7.88	7/30/2030	150,000		210,084
ViacomCBS, Sr. Unscd. Notes	4.90	8/15/2044	240,000		278,058
				11,227,117
Metals & Mining - .3%
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/2039	400,000		541,292
BHP Billiton Finance USA, Gtd. Notes	4.13	2/24/2042	200,000		234,753
Newmont, Gtd. Notes	6.25	10/1/2039	126,000		176,020
Nucor, Sr. Unscd. Notes	2.98	12/15/2055	200,000	[b]	185,292
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/2031	350,000		492,309
Southern Copper, Sr. Unscd. Notes	5.25	11/8/2042	500,000		611,618
Steel Dynamics, Sr. Unscd. Notes	1.65	10/15/2027	200,000		197,698
Steel Dynamics, Sr. Unscd. Notes	3.25	10/15/2050	60,000		57,534
Teck Resources, Sr. Unscd. Notes	3.90	7/15/2030	300,000	[a]	319,089
Vale Overseas, Gtd. Notes	3.75	7/8/2030	200,000		210,650
Vale Overseas, Gtd. Notes	6.88	11/21/2036	550,000		748,074
				3,774,329
Municipal Securities - .7%
American Municipal Power, Revenue Bonds (Combined Hydroelectric Projects) (Build America Bonds) Ser. B	8.08	2/15/2050	100,000		179,996
Bay Area Toll Authority, Revenue Bonds (Build America Bonds) Ser. F2	6.26	4/1/2049	300,000		473,792
California, GO	3.50	4/1/2028	100,000		112,132
California, GO (Build America Bonds)	7.50	4/1/2034	500,000		779,356
California, GO (Build America Bonds)	7.55	4/1/2039	300,000		494,143
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000		265,023
District of Columbia, Revenue Bonds (Build America Bonds) Ser. E	5.59	12/1/2034	200,000		257,778
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Build America Bonds)	6.64	4/1/2057	341,000		496,272
Illinois, GO	5.10	6/1/2033	730,000		833,257

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Municipal Securities - ..7% (continued)
Los Angeles Unified School District, GO (Build America Bonds)	5.75	7/1/2034	350,000		468,205
Massachusetts School Building Authority, Revenue Bonds (Build America Bonds)	5.72	8/15/2039	100,000		138,690
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds)	7.34	11/15/2039	300,000		474,805
New Jersey Economic Development Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	7.43	2/15/2029	250,000		322,663
New Jersey Turnpike Authority, Revenue Bonds (Build America Bonds) Ser. F	7.41	1/1/2040	400,000		641,286
New York City Water & Sewer System, Revenue Bonds (Build America Bonds)	5.95	6/15/2042	345,000		519,317
Pennsylvania Turnpike Commission, Revenue Bonds (Build America Bonds) Ser. B	5.51	12/1/2045	200,000		274,093
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192nd	4.81	10/15/2065	300,000		399,145
San Diego County Water Authority, Revenue Bonds (Build America Bonds) Ser. B	6.14	5/1/2049	300,000		441,515
The Ohio State University, Revenue Bonds, Ser. A	3.80	12/1/2046	250,000		290,772
University of Pittsburgh, Revenue Bonds (Commonwealth System of Higher Education)	3.56	9/15/2119	300,000		291,460
				8,153,700
Real Estate - 1.0%
Alexandria Real Estate Equities, Gtd. Notes	2.00	5/18/2032	500,000		475,427
Alexandria Real Estate Equities, Gtd. Notes	3.00	5/18/2051	400,000		375,756
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2028	300,000		336,793
Alexandria Real Estate Equities, Gtd. Notes	4.85	4/15/2049	300,000		368,117
American Tower, Sr. Unscd. Notes	0.60	1/15/2024	200,000	[a]	200,010
American Tower, Sr. Unscd. Notes	1.50	1/31/2028	200,000		193,535
American Tower, Sr. Unscd. Notes	1.60	4/15/2026	300,000		301,995
American Tower, Sr. Unscd. Notes	2.70	4/15/2031	300,000		303,829
American Tower, Sr. Unscd. Notes	2.95	1/15/2051	200,000		182,158
American Tower, Sr. Unscd. Notes	3.80	8/15/2029	90,000		99,194

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Real Estate - 1.0% (continued)
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/2023	400,000	436,238
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	100,000	115,097
Brixmor Operating Partnership, Sr. Unscd. Notes	3.90	3/15/2027	300,000	329,003
Crown Castle International, Sr. Unscd. Notes	2.25	1/15/2031	200,000	194,285
Crown Castle International, Sr. Unscd. Notes	3.20	9/1/2024	270,000	289,573
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/2026	430,000	472,965
Duke Realty, Gtd. Notes	3.75	12/1/2024	400,000	437,155
Equinix, Sr. Unscd. Notes	1.80	7/15/2027	200,000	198,520
Equinix, Sr. Unscd. Notes	2.15	7/15/2030	200,000	192,567
Essex Portfolio, Gtd. Notes	2.65	3/15/2032	400,000	400,609
Essex Portfolio, Gtd. Notes	4.00	3/1/2029	200,000	223,233
Federal Realty Investment Trust, Sr. Unscd. Notes	4.50	12/1/2044	200,000	230,593
Healthpeak Properties, Sr. Unscd. Notes	6.75	2/1/2041	300,000	431,562
Kimco Realty, Sr. Unscd. Notes	2.70	10/1/2030	200,000	202,757
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/2023	250,000	261,844
Mid-America Apartments, Sr. Unscd. Notes	1.70	2/15/2031	300,000	279,386
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/2023	400,000	431,329
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/2024	500,000	542,432
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	370,000	370,905
Prologis, Sr. Unscd. Notes	3.00	4/15/2050	35,000	34,232
Realty Income, Sr. Unscd. Notes	3.88	7/15/2024	500,000	548,280
Simon Property Group, Sr. Unscd. Notes	2.65	7/15/2030	200,000	203,048
Simon Property Group, Sr. Unscd. Notes	3.25	9/13/2049	65,000	62,728
Simon Property Group, Sr. Unscd. Notes	3.80	7/15/2050	200,000	212,070
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/2040	150,000	215,585
UDR, Gtd. Notes	2.10	8/1/2032	200,000	189,158
Ventas Realty, Gtd. Notes	4.00	3/1/2028	300,000	335,841
Ventas Realty, Gtd. Notes	4.88	4/15/2049	200,000	233,902
VEREIT Operating Partnership, Gtd. Notes	3.95	8/15/2027	500,000	557,598
Welltower, Sr. Unscd. Notes	4.13	3/15/2029	200,000	225,415

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Real Estate - 1.0% (continued)
Weyerhaeuser, Sr. Unscd. Debs.	7.38	3/15/2032	500,000		715,349
				12,410,073
Retailing - .7%
Advance Auto Parts, Gtd. Notes	1.75	10/1/2027	300,000		297,452
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	500,000		543,790
Costco Wholesale, Sr. Unscd. Notes	1.60	4/20/2030	200,000		193,540
Costco Wholesale, Sr. Unscd. Notes	3.00	5/18/2027	100,000		109,550
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	95,000		107,939
Lowe's, Sr. Unscd. Notes	1.30	4/15/2028	300,000		287,845
Lowe's, Sr. Unscd. Notes	1.70	10/15/2030	300,000		281,341
Lowe's, Sr. Unscd. Notes	3.00	10/15/2050	200,000		189,102
Lowe's, Sr. Unscd. Notes	3.13	9/15/2024	250,000		269,052
Lowe's, Sr. Unscd. Notes	3.65	4/5/2029	80,000		88,490
Lowe's, Sr. Unscd. Notes	4.05	5/3/2047	120,000		133,329
Lowe's, Sr. Unscd. Notes	4.55	4/5/2049	80,000		95,845
McDonald's, Sr. Unscd. Notes	3.63	9/1/2049	50,000		52,650
McDonald's, Sr. Unscd. Notes	4.88	12/9/2045	465,000		576,021
O'Reilly Automotive, Sr. Unscd. Notes	1.75	3/15/2031	300,000		280,973
Starbucks, Sr. Unscd. Notes	2.55	11/15/2030	400,000		404,894
Starbucks, Sr. Unscd. Notes	4.30	6/15/2045	100,000		113,642
Starbucks, Sr. Unscd. Notes	4.45	8/15/2049	250,000		295,424
Target, Sr. Unscd. Notes	2.50	4/15/2026	400,000		429,703
The Home Depot, Sr. Unscd. Notes	3.35	4/15/2050	500,000		528,693
The Home Depot, Sr. Unscd. Notes	4.88	2/15/2044	250,000		323,317
The Home Depot, Sr. Unscd. Notes	5.88	12/16/2036	300,000		416,673
The TJX Companies, Sr. Unscd. Notes	3.50	4/15/2025	300,000		328,638
Walmart, Sr. Unscd. Notes	2.35	12/15/2022	300,000		309,685
Walmart, Sr. Unscd. Notes	2.95	9/24/2049	200,000		202,660
Walmart, Sr. Unscd. Notes	3.25	7/8/2029	90,000		99,862
Walmart, Sr. Unscd. Notes	3.40	6/26/2023	265,000		282,345
Walmart, Sr. Unscd. Notes	3.63	12/15/2047	500,000		561,054
Walmart, Sr. Unscd. Notes	3.95	6/28/2038	90,000		105,133
Walmart, Sr. Unscd. Notes	4.05	6/29/2048	180,000		216,202
				8,124,844
Semiconductors & Semiconductor Equipment - .5%
Applied Materials, Sr. Unscd. Notes	3.90	10/1/2025	500,000		559,948
Broadcom, Gtd. Notes	2.45	2/15/2031	230,000	[b]	219,600
Broadcom, Gtd. Notes	2.60	2/15/2033	200,000	[b]	189,020
Broadcom, Gtd. Notes	3.50	2/15/2041	200,000	[b]	193,353
Broadcom, Gtd. Notes	3.75	2/15/2051	200,000	[b]	193,574
Broadcom, Gtd. Notes	4.11	9/15/2028	260,000		287,493
Broadcom, Gtd. Notes	4.15	11/15/2030	230,000		251,663

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Semiconductors & Semiconductor Equipment - .5% (continued)
Broadcom, Gtd. Notes	4.75	4/15/2029	210,000		239,129
Broadcom, Gtd. Notes	5.00	4/15/2030	400,000		460,457
Broadcom, Sr. Unscd. Notes	3.47	4/15/2034	300,000	[b]	303,620
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	110,000		117,921
Broadcom Cayman Finance, Gtd. Notes	3.88	1/15/2027	300,000		328,901
Intel, Sr. Unscd. Notes	3.15	5/11/2027	110,000		120,644
Intel, Sr. Unscd. Notes	3.25	11/15/2049	150,000		152,459
Intel, Sr. Unscd. Notes	3.73	12/8/2047	120,000		130,985
Intel, Sr. Unscd. Notes	3.90	3/25/2030	300,000		342,146
Intel, Sr. Unscd. Notes	4.10	5/11/2047	80,000		91,880
Intel, Sr. Unscd. Notes	4.75	3/25/2050	300,000		380,862
NXP, Gtd. Notes	4.88	3/1/2024	200,000	[b]	222,043
NXP, Gtd. Notes	5.35	3/1/2026	100,000	[b]	116,955
NXP, Gtd. Notes	5.55	12/1/2028	100,000	[a,b]	121,573
Qualcomm, Sr. Unscd. Notes	3.00	5/20/2022	300,000		308,583
Qualcomm, Sr. Unscd. Notes	4.30	5/20/2047	120,000		143,183
Qualcomm, Sr. Unscd. Notes	4.65	5/20/2035	140,000		172,854
Texas Instruments, Sr. Unscd. Notes	1.75	5/4/2030	400,000		388,831
Texas Instruments, Sr. Unscd. Notes	4.15	5/15/2048	80,000		96,841
				6,134,518
Supranational Bank - 1.5%
African Development Bank, Sr. Unscd. Notes	3.00	9/20/2023	300,000		319,414
Asian Development Bank, Sr. Unscd. Bonds	0.63	4/29/2025	220,000		219,573
Asian Development Bank, Sr. Unscd. Notes	0.25	7/14/2023	300,000		299,925
Asian Development Bank, Sr. Unscd. Notes	1.00	4/14/2026	200,000		200,449
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000		102,168
Asian Development Bank, Sr. Unscd. Notes	1.88	7/19/2022	170,000		173,574
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	1,000,000		1,052,760
Asian Development Bank, Sr. Unscd. Notes	2.75	3/17/2023	500,000		523,843
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		98,156
Council of Europe Development Bank, Sr. Unscd. Notes	2.63	2/13/2023	300,000		312,863

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Supranational Bank - 1.5% (continued)
European Bank for Reconstruction & Development, Sr. Unscd. Notes	0.25	7/10/2023	300,000		299,782
European Investment Bank, Sr. Unscd. Bonds	0.25	9/15/2023	400,000	[a]	399,873
European Investment Bank, Sr. Unscd. Bonds	0.38	12/15/2025	200,000		196,010
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000		301,986
European Investment Bank, Sr. Unscd. Bonds	1.63	3/14/2025	200,000		207,720
European Investment Bank, Sr. Unscd. Bonds	2.25	6/24/2024	160,000		169,206
European Investment Bank, Sr. Unscd. Notes	0.38	3/26/2026	250,000		243,921
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	1,000,000		1,049,228
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000		537,388
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	305,000		318,109
European Investment Bank, Sr. Unscd. Notes	2.63	5/20/2022	500,000		513,059
Export Development Canada, Gov't Gtd. Bonds	2.63	2/21/2024	300,000	[a]	319,025
Export-Import Bank of Korea, Sr. Unscd. Bonds	4.00	1/14/2024	500,000	[a]	546,370
FMS Wertmanagement, Gov't Gtd. Notes	2.75	1/30/2024	400,000		426,150
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	1,000,000		1,055,631
Inter-American Development Bank, Sr. Unscd. Notes	0.25	11/15/2023	400,000		399,373
Inter-American Development Bank, Sr. Unscd. Notes	1.13	1/13/2031	200,000		189,334
Inter-American Development Bank, Sr. Unscd. Notes	1.75	3/14/2025	150,000	[a]	156,322
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000		84,047
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	225,000		233,847
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000		334,954
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	0.63	4/22/2025	390,000		389,465

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Supranational Bank - 1.5% (continued)
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	1.25	2/10/2031	175,000	167,665
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.13	7/1/2022	700,000	716,033
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.50	7/29/2025	1,000,000	1,073,311
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	7.63	1/19/2023	300,000	337,946
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.13	4/20/2023	300,000	299,495
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.38	7/28/2025	300,000	295,527
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	5/14/2030	200,000	187,001
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.38	4/20/2028	300,000	299,973
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.63	1/15/2025	300,000	311,452
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.75	4/19/2023	500,000	514,730
International Finance, Sr. Unscd. Notes	0.38	7/16/2025	200,000	196,853
International Finance, Sr. Unscd. Notes	0.50	3/20/2023	300,000	301,122
Japan Bank for International Cooperation, Gov't Gtd. Bonds	1.88	7/21/2026	500,000	519,210
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.75	1/21/2026	750,000	810,662
Japan Bank for International Cooperation, Gov't. Gtd. Notes	1.75	1/23/2023	200,000	204,951
Japan Bank for International Cooperation, Gov't. Gtd. Notes	2.00	10/17/2029	300,000	307,049
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	0.50	1/27/2026	250,000	245,534
The Asian Infrastructure Investment Bank, Sr. Unscd. Notes	0.50	5/28/2025	200,000	198,484
				18,660,523

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Technology Hardware & Equipment - .7%
Amdocs, Sr. Unscd. Notes	2.54	6/15/2030	200,000		196,776
Apple, Sr. Unscd. Notes	0.70	2/8/2026	230,000	[a]	227,292
Apple, Sr. Unscd. Notes	1.13	5/11/2025	125,000		126,566
Apple, Sr. Unscd. Notes	1.65	5/11/2030	100,000		97,211
Apple, Sr. Unscd. Notes	1.65	2/8/2031	175,000		168,814
Apple, Sr. Unscd. Notes	1.80	9/11/2024	135,000		140,689
Apple, Sr. Unscd. Notes	2.20	9/11/2029	120,000		122,429
Apple, Sr. Unscd. Notes	2.38	2/8/2041	80,000		75,347
Apple, Sr. Unscd. Notes	2.40	1/13/2023	160,000		165,898
Apple, Sr. Unscd. Notes	2.55	8/20/2060	140,000		123,438
Apple, Sr. Unscd. Notes	2.65	5/11/2050	120,000		111,631
Apple, Sr. Unscd. Notes	2.80	2/8/2061	215,000		197,675
Apple, Sr. Unscd. Notes	2.95	9/11/2049	75,000		74,081
Apple, Sr. Unscd. Notes	3.20	5/11/2027	200,000		220,242
Apple, Sr. Unscd. Notes	3.35	2/9/2027	500,000		553,732
Apple, Sr. Unscd. Notes	3.45	5/6/2024	500,000		545,259
Apple, Sr. Unscd. Notes	3.75	11/13/2047	90,000		102,183
Apple, Sr. Unscd. Notes	4.25	2/9/2047	300,000		364,253
Apple, Sr. Unscd. Notes	4.45	5/6/2044	500,000		625,259
Dell International, Sr. Scd. Notes	6.02	6/15/2026	200,000	[b]	238,749
Dell International, Sr. Scd. Notes	8.35	7/15/2046	260,000	[b]	408,147
Hewlett Packard Enterprise, Sr. Unscd. Notes	1.45	4/1/2024	200,000		204,120
Hewlett Packard Enterprise, Sr. Unscd. Notes	1.75	4/1/2026	200,000		202,064
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/2025	500,000		570,551
HP, Sr. Unscd. Notes	3.00	6/17/2027	200,000		214,227
HP, Sr. Unscd. Notes	3.40	6/17/2030	200,000		213,717
HP, Sr. Unscd. Notes	6.00	9/15/2041	200,000		262,367
International Business Machines, Sr. Unscd. Notes	1.70	5/15/2027	100,000		101,239
International Business Machines, Sr. Unscd. Notes	3.00	5/15/2024	320,000		344,065
International Business Machines, Sr. Unscd. Notes	3.30	5/15/2026	250,000		274,615
International Business Machines, Sr. Unscd. Notes	3.50	5/15/2029	220,000		242,046
International Business Machines, Sr. Unscd. Notes	4.15	5/15/2039	105,000		121,740
International Business Machines, Sr. Unscd. Notes	4.25	5/15/2049	160,000		188,029
International Business Machines, Sr. Unscd. Notes	5.60	11/30/2039	300,000		402,747

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Technology Hardware & Equipment - .7% (continued)
Leidos, Gtd. Notes	2.30	2/15/2031	200,000	[b]	190,711
NetApp, Sr. Unscd. Notes	2.70	6/22/2030	200,000		202,921
				8,620,830
Telecommunication Services - 1.5%
America Movil, Gtd. Notes	6.38	3/1/2035	100,000		140,669
America Movil, Sr. Unscd. Notes	4.38	4/22/2049	200,000		235,019
AT&T, Sr. Unscd. Notes	3.50	9/15/2053	615,000	[b]	566,779
AT&T, Sr. Unscd. Notes	3.80	12/1/2057	300,000	[b]	286,667
AT&T, Sr. Unscd. Notes	4.30	2/15/2030	507,000		572,400
AT&T, Sr. Unscd. Notes	4.35	3/1/2029	560,000		636,052
AT&T, Sr. Unscd. Notes	4.50	3/9/2048	341,000		374,621
AT&T, Sr. Unscd. Notes	4.50	5/15/2035	500,000		567,807
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	400,000		443,013
AT&T, Sr. Unscd. Notes	4.85	3/1/2039	110,000		128,426
AT&T, Sr. Unscd. Notes	4.85	7/15/2045	300,000		348,738
British Telecommunications, Sr. Unscd. Notes	9.63	12/15/2030	175,000		273,396
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/2026	500,000		546,513
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	250,000		345,466
Corning, Sr. Unscd. Notes	3.90	11/15/2049	300,000		332,340
Corning, Sr. Unscd. Notes	4.38	11/15/2057	50,000		55,399
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/2030	300,000		446,917
Orange, Sr. Unscd. Notes	9.00	3/1/2031	300,000		468,810
Rogers Communications, Gtd. Bonds	7.50	8/15/2038	125,000		187,577
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	300,000		356,163
Telefonica Emisiones, Gtd. Notes	7.05	6/20/2036	250,000		351,791
T-Mobile USA, Sr. Scd. Notes	1.50	2/15/2026	300,000	[b]	300,723
T-Mobile USA, Sr. Scd. Notes	2.05	2/15/2028	700,000	[b]	695,695
T-Mobile USA, Sr. Scd. Notes	2.25	11/15/2031	300,000	[b]	287,766
T-Mobile USA, Sr. Scd. Notes	2.55	2/15/2031	300,000	[b]	295,506
T-Mobile USA, Sr. Scd. Notes	3.00	2/15/2041	200,000	[b]	187,314
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	310,000	[b]	336,545
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	695,000	[b]	757,932
T-Mobile USA, Sr. Scd. Notes	4.38	4/15/2040	345,000	[b]	383,381
T-Mobile USA, Sr. Scd. Notes	4.50	4/15/2050	250,000	[b]	282,309
Verizon Communications, Sr. Unscd. Notes	0.85	11/20/2025	200,000		197,482
Verizon Communications, Sr. Unscd. Notes	1.75	1/20/2031	200,000		188,017
Verizon Communications, Sr. Unscd. Notes	2.65	11/20/2040	200,000		185,570
Verizon Communications, Sr. Unscd. Notes	2.88	11/20/2050	200,000		182,318

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Telecommunication Services - 1.5% (continued)
Verizon Communications, Sr. Unscd. Notes	2.99	10/30/2056	435,000	[b]	389,665
Verizon Communications, Sr. Unscd. Notes	3.00	11/20/2060	200,000		179,076
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	387,000		422,410
Verizon Communications, Sr. Unscd. Notes	3.40	3/22/2041	190,000		194,917
Verizon Communications, Sr. Unscd. Notes	3.70	3/22/2061	365,000		369,975
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	977,000		1,105,709
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	250,000		288,402
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	220,000		259,602
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/2046	400,000		495,606
Verizon Communications, Sr. Unscd. Notes	5.01	4/15/2049	330,000		419,397
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/2023	1,000,000		1,107,808
Vodafone Group, Sr. Unscd. Notes	4.25	9/17/2050	75,000		83,569
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	225,000		259,142
Vodafone Group, Sr. Unscd. Notes	5.00	5/30/2038	60,000		73,422
Vodafone Group, Sr. Unscd. Notes	5.13	6/19/2059	110,000		136,567
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	180,000		227,727
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/2030	125,000		176,688
				18,134,803
Transportation - .4%
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/2044	300,000		367,554
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/2037	300,000		419,467
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/2025	100,000		125,524
Canadian Pacific Railway, Gtd. Notes	6.13	9/15/2115	220,000		330,951
CSX, Sr. Unscd. Notes	3.80	3/1/2028	200,000		222,852
CSX, Sr. Unscd. Notes	4.30	3/1/2048	50,000		57,746
CSX, Sr. Unscd. Notes	4.50	8/1/2054	250,000		302,188
CSX, Sr. Unscd. Notes	4.75	11/15/2048	100,000		122,926
FedEx, Gtd. Notes	4.00	1/15/2024	250,000		273,687
FedEx, Gtd. Notes	4.75	11/15/2045	400,000		480,070
Kansas City Southern, Gtd. Notes	4.95	8/15/2045	300,000		375,371
Norfolk Southern, Sr. Unscd. Bonds	4.84	10/1/2041	350,000		432,637

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Transportation - .4% (continued)
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/2024	300,000		324,827
Union Pacific, Sr. Unscd. Notes	2.75	4/15/2023	400,000		416,505
Union Pacific, Sr. Unscd. Notes	3.80	4/6/2071	55,000	[b]	57,198
Union Pacific, Sr. Unscd. Notes	3.84	3/20/2060	443,000		473,572
Union Pacific, Sr. Unscd. Notes	3.95	9/10/2028	105,000		119,592
United Parcel Service, Sr. Unscd. Notes	3.75	11/15/2047	80,000		90,027
United Parcel Service, Sr. Unscd. Notes	5.30	4/1/2050	200,000		278,431
				5,271,125
U.S. Government Agencies - 1.5%
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	0.25	5/6/2022	1,300,000		1,302,469
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	0.38	4/8/2022	1,000,000		1,003,006
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	1.65	7/23/2035	200,000		187,504
Federal Home Loan Bank, Unscd. Bonds	1.88	12/9/2022	1,000,000		1,027,679
Federal Home Loan Bank, Unscd. Bonds	3.38	12/8/2023	500,000		539,989
Federal Home Loan Bank, Unscd. Bonds	5.50	7/15/2036	480,000		700,184
Federal Home Loan Mortgage Corp., Unscd. Notes	0.13	10/16/2023	500,000	[c]	498,468
Federal Home Loan Mortgage Corp., Unscd. Notes	0.25	6/26/2023	1,400,000	[c]	1,401,255
Federal Home Loan Mortgage Corp., Unscd. Notes	0.35	11/24/2023	2,000,000	[c]	1,999,314
Federal Home Loan Mortgage Corp., Unscd. Notes	1.50	2/12/2025	500,000	[c]	517,777
Federal Home Loan Mortgage Corp., Unscd. Notes	6.25	7/15/2032	1,000,000	[a,c]	1,454,187
Federal National Mortgage Association, Notes	6.63	11/15/2030	1,000,000	[c]	1,430,180
Federal National Mortgage Association, Unscd. Notes	0.25	5/22/2023	1,000,000	[c]	1,001,565
Federal National Mortgage Association, Unscd. Notes	0.38	8/25/2025	1,000,000	[c]	987,231
Federal National Mortgage Association, Unscd. Notes	0.88	12/18/2026	325,000	[c]	322,059
Federal National Mortgage Association, Unscd. Notes	1.63	10/15/2024	500,000	[a,c]	520,503
Federal National Mortgage Association, Unscd. Notes	1.88	9/24/2026	1,000,000	[a,c]	1,049,421

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Government Agencies - 1.5% (continued)
Federal National Mortgage Association, Unscd. Notes	6.25	5/15/2029	540,000	[c]	734,003
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		979,315
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		248,862
				17,904,971
U.S. Government Agencies Collateralized Municipal-Backed Securities - 1.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K032, Cl. A1	3.02	2/25/2023	149,524	[c]	153,157
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K039, Cl. A2	3.30	7/25/2024	1,000,000	[c]	1,080,752
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	648,000	[c]	700,689
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	1,000,000	[c]	1,096,383
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	1,300,000	[c]	1,390,626
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K091, Cl. A2	3.51	3/25/2029	400,000	[c]	455,787
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K092, Cl. A2	3.30	4/25/2029	400,000	[c]	450,010
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K103, Cl. A2	2.65	11/25/2029	400,000	[c]	432,361
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	400,000	[c]	420,052
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K106, Cl. A1	1.78	5/25/2029	296,715	[c]	305,502

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 1.0% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K112, Cl. A2	1.31	5/25/2030	200,000	[c]	194,442
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1514, Cl. A2	2.86	10/25/2034	400,000	[c]	433,329
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1516, Cl. A2	1.72	5/25/2035	400,000	[c]	381,500
Federal National Mortgage Association, Ser. 2013-M14, Cl. APT	2.63	4/25/2023	136,417	[c]	140,523
Federal National Mortgage Association, Ser. 2017-M12, Cl. A2	3.18	6/25/2027	950,542	[c]	1,049,385
Federal National Mortgage Association, Ser. 2017-M8, Cl. A1	2.65	5/25/2027	350,219	[c]	364,933
Federal National Mortgage Association, Ser. 2018-M1, Cl. A2	3.08	12/25/2027	1,000,000	[c]	1,099,303
Federal National Mortgage Association, Ser. 2018-M10, Cl. A2	3.48	7/25/2028	750,000	[c]	842,710
Federal National Mortgage Association, Ser. 2019-M12, Cl. A2	2.89	6/25/2029	500,000	[c]	546,560
Federal National Mortgage Association, Ser. 2019-M5, Cl. A2	3.27	2/25/2029	200,000	[c]	222,593
Federal National Mortgage Association, Ser. 2020-M1, Cl. A2	2.44	10/25/2029	400,000	[c]	424,612
				12,185,209
U.S. Government Agencies Mortgage-Backed - 27.4%
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/2028-5/1/2051			3,977,488	[c]	4,043,113
2.50%, 3/1/2028-5/1/2051			9,267,469	[c]	9,667,871
2.53%, 8/1/2034, 1 Year U.S. Treasury Curve Rate T-Note Constant +2.25%			325	[c,d]	330
3.00%, 9/1/2021-7/1/2050			14,263,406	[c]	15,099,738
3.50%, 11/1/2025-7/1/2049			9,035,728	[c]	9,747,839
4.00%, 4/1/2024-6/1/2050			7,505,642	[c]	8,211,891
4.50%, 5/1/2023-2/1/2049			3,136,323	[c]	3,493,358
5.00%, 5/1/2023-3/1/2049			1,334,025	[c]	1,531,928
5.50%, 2/1/2023-9/1/2039			766,681	[c]	887,169
6.00%, 7/1/2022-7/1/2039			410,477	[c]	481,525
6.50%, 4/1/2026-9/1/2037			86,757	[c]	100,859

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Government Agencies Mortgage-Backed - 27.4% (continued)
7.00%, 12/1/2024-9/1/2031			13,505	[c]	14,960
7.50%, 6/1/2024-7/1/2030			3,206	[c]	3,431
8.00%, 5/1/2026-10/1/2031			3,545	[c]	4,027
8.50%, 6/1/2030			256	[c]	301
Federal National Mortgage Association:
2.00%			10,100,000	[c,e]	10,203,726
1.50%, 11/1/2035-12/1/2050			2,803,492	[c]	2,799,515
1.50%			10,400,000	[c,e]	10,301,570
2.00%			47,850,000	[c,e]	48,514,863
2.00%, 7/1/2028-5/1/2051			5,562,476	[c]	5,672,371
2.50%			23,175,000	[c,e]	24,045,957
2.50%, 7/1/2027-11/1/2050			10,628,152	[c]	11,096,250
3.00%, 10/1/2026-9/1/2050			26,728,862	[c]	28,269,186
3.00%			5,250,000	[c,e]	5,500,005
3.50%			8,475,000	[c,e]	9,025,356
3.50%, 8/1/2025-4/1/2050			16,997,354	[c]	18,338,443
4.00%			4,225,000	[c,e]	4,539,482
4.00%, 7/1/2024-10/1/2049			11,755,655	[c]	12,829,634
4.50%, 4/1/2023-6/1/2049			5,896,502	[c]	6,558,937
5.00%, 7/1/2022-6/1/2049			1,933,716	[c]	2,214,822
5.50%, 1/1/2032-12/1/2038			1,230,697	[c]	1,424,210
6.00%, 5/1/2024-11/1/2038			772,887	[c]	906,013
6.50%, 10/1/2021-12/1/2037			221,101	[c]	253,708
7.00%, 8/1/2023-7/1/2032			21,398	[c]	24,030
7.50%, 4/1/2026-6/1/2031			11,791	[c]	12,666
8.00%, 3/1/2022-8/1/2030			3,063	[c]	3,408
8.50%, 7/1/2030			155	[c]	182
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			133,886		140,327
3.00%, 9/15/2042-8/15/2045			806,992		861,705
3.50%, 2/15/2026-8/15/2045			751,404		812,241
4.00%, 2/15/2041-9/15/2045			585,600		647,800
4.50%, 3/15/2039-2/15/2041			734,146		830,015
5.00%, 7/15/2033-4/15/2040			811,394		935,168
5.50%, 2/15/2033-11/15/2038			297,031		341,824
6.00%, 1/15/2029-10/15/2036			99,943		116,659
6.50%, 2/15/2024-11/15/2033			50,701		57,625
7.00%, 10/15/2027-8/15/2032			30,228		34,093
7.50%, 12/15/2023-11/15/2030			13,952		14,053
8.00%, 8/15/2024-3/15/2032			6,273		7,273
8.25%, 6/15/2027			648		658
8.50%, 10/15/2026			2,528		2,569

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Government Agencies Mortgage-Backed - 27.4% (continued)
9.00%, 2/15/2022-2/15/2023			1,232		1,238
Government National Mortgage Association II:
2.00%			10,650,000	[e]	10,864,506
2.00%, 9/20/2050-12/20/2050			786,753		803,442
2.50%			12,650,000	[e]	13,150,070
2.50%, 3/20/2027-5/20/2050			1,060,947		1,109,282
3.00%, 11/20/2027-9/20/2050			11,806,113		12,480,115
3.00%			5,800,000	[e]	6,069,609
3.50%			4,763,000	[e]	5,052,687
3.50%, 9/20/2028-7/20/2050			11,111,057		11,924,107
4.00%, 9/20/2043-6/20/2050			7,399,071		8,040,491
4.50%, 7/20/2041-6/20/2049			3,277,502		3,632,393
5.00%, 1/20/2039-5/20/2049			996,134		1,124,694
5.50%, 10/20/2031-6/20/2041			53,391		62,621
6.50%, 2/20/2028			236		267
8.50%, 7/20/2025			97		103
				334,940,309
U.S. Treasury Securities - 37.3%
U.S. Treasury Bonds	1.13	5/15/2040	3,335,000		2,790,718
U.S. Treasury Bonds	1.13	8/15/2040	4,950,000		4,127,449
U.S. Treasury Bonds	1.25	5/15/2050	5,596,000		4,343,239
U.S. Treasury Bonds	1.38	8/15/2050	5,867,000	[a]	4,705,059
U.S. Treasury Bonds	1.38	11/15/2040	2,080,000		1,812,850
U.S. Treasury Bonds	1.63	11/15/2050	3,130,000	[a]	2,678,106
U.S. Treasury Bonds	1.88	2/15/2051	800,000	[a]	727,875
U.S. Treasury Bonds	1.88	2/15/2041	700,000	[a]	666,094
U.S. Treasury Bonds	2.00	2/15/2050	1,145,000		1,074,220
U.S. Treasury Bonds	2.25	8/15/2049	1,905,000		1,888,592
U.S. Treasury Bonds	2.25	8/15/2046	3,770,000		3,745,259
U.S. Treasury Bonds	2.38	11/15/2049	585,000	[a]	596,072
U.S. Treasury Bonds	2.50	2/15/2046	2,290,000		2,387,862
U.S. Treasury Bonds	2.50	5/15/2046	2,700,000		2,814,855
U.S. Treasury Bonds	2.50	2/15/2045	3,135,000		3,273,381
U.S. Treasury Bonds	2.75	11/15/2047	1,445,000		1,580,158
U.S. Treasury Bonds	2.75	11/15/2042	1,892,000		2,071,518
U.S. Treasury Bonds	2.75	8/15/2047	1,470,000		1,606,291
U.S. Treasury Bonds	2.88	11/15/2046	2,001,000		2,234,085
U.S. Treasury Bonds	2.88	5/15/2049	1,871,000		2,102,061
U.S. Treasury Bonds	2.88	5/15/2043	2,952,000		3,295,516
U.S. Treasury Bonds	3.00	2/15/2047	1,790,000	[a]	2,045,879
U.S. Treasury Bonds	3.00	5/15/2047	2,465,000	[a]	2,818,525
U.S. Treasury Bonds	3.00	2/15/2049	1,150,000		1,322,006

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Treasury Securities - 37.3% (continued)
U.S. Treasury Bonds	3.00	8/15/2048	2,775,000	3,183,066
U.S. Treasury Bonds	3.00	11/15/2044	472,000	537,435
U.S. Treasury Bonds	3.00	2/15/2048	1,840,000	2,107,986
U.S. Treasury Bonds	3.13	2/15/2043	130,000	150,942
U.S. Treasury Bonds	3.13	5/15/2048	1,245,000	1,459,300
U.S. Treasury Bonds	3.13	11/15/2041	1,176,000	1,365,630
U.S. Treasury Bonds	3.13	8/15/2044	656,000	762,241
U.S. Treasury Bonds	3.38	5/15/2044	760,000	918,116
U.S. Treasury Bonds	3.38	11/15/2048	1,270,000	1,558,851
U.S. Treasury Bonds	3.63	8/15/2043	3,745,000	4,690,027
U.S. Treasury Bonds	3.63	2/15/2044	2,968,000	3,722,521
U.S. Treasury Bonds	3.75	8/15/2041	650,000	824,027
U.S. Treasury Bonds	3.75	11/15/2043	1,575,000	2,009,048
U.S. Treasury Bonds	4.38	11/15/2039	535,000	726,513
U.S. Treasury Bonds	4.38	2/15/2038	1,093,000	1,466,584
U.S. Treasury Bonds	4.63	2/15/2040	945,000	1,324,329
U.S. Treasury Bonds	4.75	2/15/2037	560,000	775,709
U.S. Treasury Bonds	4.75	2/15/2041	625,000	895,068
U.S. Treasury Bonds	5.25	11/15/2028	2,345,000	3,002,150
U.S. Treasury Bonds	5.50	8/15/2028	1,930,000	2,492,489
U.S. Treasury Bonds	6.13	11/15/2027	3,065,000	4,022,214
U.S. Treasury Bonds	6.25	8/15/2023	1,025,000	1,166,578
U.S. Treasury Bonds	7.13	2/15/2023	76,000	85,503
U.S. Treasury Bonds	7.25	8/15/2022	275,000	300,395
U.S. Treasury Bonds	7.63	2/15/2025	550,000	696,889
U.S. Treasury Notes	0.13	4/30/2023	2,905,000	2,902,967
U.S. Treasury Notes	0.13	5/31/2022	2,100,000	2,101,312
U.S. Treasury Notes	0.13	10/31/2022	2,705,000	2,705,634
U.S. Treasury Notes	0.13	10/15/2023	2,605,000	2,598,284
U.S. Treasury Notes	0.13	12/31/2022	2,900,000	2,899,660
U.S. Treasury Notes	0.13	12/15/2023	2,800,000	2,789,937
U.S. Treasury Notes	0.13	11/30/2022	1,000,000	1,000,117
U.S. Treasury Notes	0.13	9/30/2022	3,485,000	3,486,361
U.S. Treasury Notes	0.13	7/31/2022	4,000,000	4,002,188
U.S. Treasury Notes	0.13	7/15/2023	3,565,000	3,559,430
U.S. Treasury Notes	0.13	6/30/2022	4,050,000	4,052,531
U.S. Treasury Notes	0.13	9/15/2023	2,470,000	2,464,404
U.S. Treasury Notes	0.13	8/31/2022	1,300,000	1,300,609
U.S. Treasury Notes	0.13	8/15/2023	2,380,000	2,375,491
U.S. Treasury Notes	0.13	1/15/2024	2,885,000	2,873,054
U.S. Treasury Notes	0.13	3/31/2023	1,000,000	999,531
U.S. Treasury Notes	0.13	5/15/2023	1,790,000	1,788,322
U.S. Treasury Notes	0.13	2/28/2023	2,955,000	2,953,903

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Treasury Securities - 37.3% (continued)
U.S. Treasury Notes	0.13	2/15/2024	2,860,000	[a]	2,847,487
U.S. Treasury Notes	0.13	1/31/2023	2,000,000		1,999,531
U.S. Treasury Notes	0.25	8/31/2025	4,030,000	[a]	3,953,572
U.S. Treasury Notes	0.25	5/31/2025	2,580,000	[a]	2,541,149
U.S. Treasury Notes	0.25	11/15/2023	1,180,000		1,180,184
U.S. Treasury Notes	0.25	3/15/2024	2,815,000	[a]	2,810,382
U.S. Treasury Notes	0.25	6/30/2025	4,500,000		4,427,139
U.S. Treasury Notes	0.25	7/31/2025	2,153,000		2,115,196
U.S. Treasury Notes	0.25	4/15/2023	1,690,000		1,693,037
U.S. Treasury Notes	0.25	6/15/2023	1,830,000		1,832,645
U.S. Treasury Notes	0.25	9/30/2025	965,000		945,757
U.S. Treasury Notes	0.25	10/31/2025	2,440,000	[a]	2,388,102
U.S. Treasury Notes	0.38	4/15/2024	2,805,000		2,808,735
U.S. Treasury Notes	0.38	7/31/2027	1,630,000		1,552,479
U.S. Treasury Notes	0.38	1/31/2026	3,640,000	[a]	3,568,195
U.S. Treasury Notes	0.38	12/31/2025	1,950,000	[a]	1,914,123
U.S. Treasury Notes	0.38	9/30/2027	5,145,000		4,882,324
U.S. Treasury Notes	0.38	4/30/2025	358,000		354,833
U.S. Treasury Notes	0.50	10/31/2027	2,655,000		2,535,784
U.S. Treasury Notes	0.50	8/31/2027	2,330,000		2,233,205
U.S. Treasury Notes	0.50	2/28/2026	4,400,000		4,334,344
U.S. Treasury Notes	0.50	4/30/2027	1,550,000		1,495,841
U.S. Treasury Notes	0.63	5/15/2030	4,575,000		4,209,715
U.S. Treasury Notes	0.63	8/15/2030	4,616,000	[a]	4,230,852
U.S. Treasury Notes	0.63	12/31/2027	2,950,000	[a]	2,832,000
U.S. Treasury Notes	0.63	3/31/2027	1,525,000	[a]	1,485,535
U.S. Treasury Notes	0.63	11/30/2027	2,815,000		2,706,469
U.S. Treasury Notes	0.75	4/30/2026	2,950,000		2,936,057
U.S. Treasury Notes	0.75	3/31/2026	2,960,000	[a]	2,948,669
U.S. Treasury Notes	0.75	1/31/2028	3,085,000		2,981,845
U.S. Treasury Notes	0.88	11/15/2030	7,445,000	[a]	6,963,402
U.S. Treasury Notes	1.13	2/28/2025	2,105,000	[a]	2,150,677
U.S. Treasury Notes	1.13	2/15/2031	3,015,000	[a]	2,879,561
U.S. Treasury Notes	1.13	2/29/2028	3,055,000	[a]	3,024,927
U.S. Treasury Notes	1.25	4/30/2028	2,000,000		1,992,344
U.S. Treasury Notes	1.25	8/31/2024	1,770,000		1,818,640
U.S. Treasury Notes	1.25	3/31/2028	3,010,000	[a]	3,001,534
U.S. Treasury Notes	1.25	7/31/2023	870,000		890,425
U.S. Treasury Notes	1.38	9/30/2023	105,000		107,900
U.S. Treasury Notes	1.38	8/31/2023	2,180,000		2,238,800
U.S. Treasury Notes	1.38	8/31/2026	1,370,000		1,401,654
U.S. Treasury Notes	1.38	2/15/2023	1,020,000		1,042,472
U.S. Treasury Notes	1.38	10/15/2022	973,000		990,864

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Treasury Securities - 37.3% (continued)
U.S. Treasury Notes	1.38	6/30/2023	875,000		897,336
U.S. Treasury Notes	1.50	9/30/2024	3,355,000		3,475,243
U.S. Treasury Notes	1.50	11/30/2024	1,485,000		1,538,338
U.S. Treasury Notes	1.50	10/31/2024	2,050,000		2,123,392
U.S. Treasury Notes	1.50	1/31/2027	425,000	[a]	436,115
U.S. Treasury Notes	1.50	1/15/2023	1,870,000		1,913,390
U.S. Treasury Notes	1.50	2/15/2030	2,565,000	[a]	2,557,586
U.S. Treasury Notes	1.50	8/15/2026	1,764,000		1,816,300
U.S. Treasury Notes	1.50	2/28/2023	508,000		520,541
U.S. Treasury Notes	1.63	4/30/2023	1,080,000		1,111,366
U.S. Treasury Notes	1.63	12/15/2022	500,000		512,148
U.S. Treasury Notes	1.63	2/15/2026	3,560,000		3,697,463
U.S. Treasury Notes	1.63	10/31/2026	876,000		906,472
U.S. Treasury Notes	1.63	11/30/2026	1,415,000		1,463,668
U.S. Treasury Notes	1.63	11/15/2022	3,135,000		3,207,497
U.S. Treasury Notes	1.63	9/30/2026	239,000		247,491
U.S. Treasury Notes	1.63	8/31/2022	2,375,000		2,423,428
U.S. Treasury Notes	1.63	5/15/2026	2,030,000		2,106,561
U.S. Treasury Notes	1.63	5/31/2023	1,420,000		1,462,572
U.S. Treasury Notes	1.63	8/15/2022	315,000		321,263
U.S. Treasury Notes	1.75	7/31/2024	760,000	[a]	793,339
U.S. Treasury Notes	1.75	6/30/2024	1,570,000		1,637,860
U.S. Treasury Notes	1.75	6/15/2022	4,425,000		4,508,314
U.S. Treasury Notes	1.75	9/30/2022	1,200,000		1,227,937
U.S. Treasury Notes	1.75	12/31/2026	2,275,000	[a]	2,368,266
U.S. Treasury Notes	1.75	1/31/2023	2,970,000		3,053,299
U.S. Treasury Notes	1.75	5/15/2022	2,805,000		2,853,943
U.S. Treasury Notes	1.75	5/31/2022	535,000		544,718
U.S. Treasury Notes	1.75	5/15/2023	2,210,000		2,280,530
U.S. Treasury Notes	1.88	9/30/2022	1,500,000		1,537,266
U.S. Treasury Notes	1.88	8/31/2022	1,000,000		1,023,594
U.S. Treasury Notes	1.88	5/31/2022	1,000,000		1,019,453
U.S. Treasury Notes	1.88	7/31/2022	2,300,000		2,351,570
U.S. Treasury Notes	1.88	10/31/2022	1,118,000		1,147,347
U.S. Treasury Notes	1.88	6/30/2026	2,126,000	[a]	2,232,092
U.S. Treasury Notes	1.88	7/31/2026	1,320,000		1,385,484
U.S. Treasury Notes	2.00	8/15/2025	4,488,000		4,742,291
U.S. Treasury Notes	2.00	2/15/2025	1,500,000		1,582,529
U.S. Treasury Notes	2.00	11/30/2022	384,000		395,370
U.S. Treasury Notes	2.00	11/15/2026	2,140,000		2,256,864
U.S. Treasury Notes	2.00	10/31/2022	1,490,000		1,531,906
U.S. Treasury Notes	2.00	5/31/2024	2,135,000		2,242,626
U.S. Treasury Notes	2.00	7/31/2022	1,210,000		1,238,879

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Treasury Securities - 37.3% (continued)
U.S. Treasury Notes	2.00	2/15/2023	2,945,000		3,042,553
U.S. Treasury Notes	2.00	4/30/2024	1,185,000		1,243,810
U.S. Treasury Notes	2.00	6/30/2024	775,000		814,613
U.S. Treasury Notes	2.13	11/30/2024	520,000		550,337
U.S. Treasury Notes	2.13	5/31/2026	1,540,000		1,636,340
U.S. Treasury Notes	2.13	9/30/2024	765,000		808,704
U.S. Treasury Notes	2.13	5/15/2025	140,000		148,507
U.S. Treasury Notes	2.13	7/31/2024	845,000		892,267
U.S. Treasury Notes	2.13	12/31/2022	2,349,000		2,426,811
U.S. Treasury Notes	2.13	6/30/2022	3,660,000		3,746,854
U.S. Treasury Notes	2.13	11/30/2023	2,350,000	[a]	2,463,231
U.S. Treasury Notes	2.13	2/29/2024	2,050,000	[a]	2,155,583
U.S. Treasury Notes	2.13	3/31/2024	2,624,000		2,761,196
U.S. Treasury Notes	2.25	8/15/2027	4,845,000		5,166,454
U.S. Treasury Notes	2.25	3/31/2026	2,500,000		2,671,436
U.S. Treasury Notes	2.25	4/30/2024	3,309,000		3,497,781
U.S. Treasury Notes	2.25	11/15/2025	3,380,000		3,609,404
U.S. Treasury Notes	2.25	1/31/2024	2,345,000		2,471,548
U.S. Treasury Notes	2.25	11/15/2024	3,075,000		3,266,647
U.S. Treasury Notes	2.25	2/15/2027	3,625,000		3,870,820
U.S. Treasury Notes	2.25	12/31/2023	1,430,000		1,505,159
U.S. Treasury Notes	2.38	5/15/2027	5,605,000		6,025,047
U.S. Treasury Notes	2.38	5/15/2029	2,000,000		2,141,680
U.S. Treasury Notes	2.38	8/15/2024	2,425,000		2,581,441
U.S. Treasury Notes	2.38	2/29/2024	2,070,000		2,190,925
U.S. Treasury Notes	2.38	4/30/2026	196,200		210,911
U.S. Treasury Notes	2.38	1/31/2023	2,055,000		2,135,113
U.S. Treasury Notes	2.50	1/31/2025	1,745,000		1,873,523
U.S. Treasury Notes	2.50	3/31/2023	615,000		642,567
U.S. Treasury Notes	2.50	5/15/2024	1,720,000		1,832,573
U.S. Treasury Notes	2.50	1/31/2024	1,290,000		1,368,332
U.S. Treasury Notes	2.50	8/15/2023	1,440,000		1,515,122
U.S. Treasury Notes	2.63	2/28/2023	2,105,000		2,199,889
U.S. Treasury Notes	2.63	2/15/2029	4,310,000		4,696,469
U.S. Treasury Notes	2.63	12/31/2023	2,895,000		3,075,881
U.S. Treasury Notes	2.63	6/30/2023	670,000		705,306
U.S. Treasury Notes	2.75	6/30/2025	828,000		899,852
U.S. Treasury Notes	2.75	11/15/2023	2,865,000		3,046,469
U.S. Treasury Notes	2.75	2/15/2028	3,075,000	[a]	3,374,272
U.S. Treasury Notes	2.75	5/31/2023	1,500,000		1,579,922
U.S. Treasury Notes	2.75	8/31/2023	2,235,000		2,366,437
U.S. Treasury Notes	2.75	8/31/2025	1,285,000		1,398,466
U.S. Treasury Notes	2.75	7/31/2023	2,180,000		2,304,413

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Treasury Securities - 37.3% (continued)
U.S. Treasury Notes	2.75	4/30/2023	2,110,000		2,218,467
U.S. Treasury Notes	2.75	2/15/2024	2,524,000	[a]	2,696,588
U.S. Treasury Notes	2.88	10/31/2023	2,110,000		2,248,139
U.S. Treasury Notes	2.88	11/30/2023	1,413,000		1,508,240
U.S. Treasury Notes	2.88	7/31/2025	1,341,000		1,465,435
U.S. Treasury Notes	2.88	9/30/2023	2,270,000		2,414,757
U.S. Treasury Notes	2.88	5/15/2028	3,981,000		4,403,748
U.S. Treasury Notes	2.88	4/30/2025	1,500,000		1,635,498
U.S. Treasury Notes	2.88	8/15/2028	5,236,000		5,796,313
U.S. Treasury Notes	2.88	5/31/2025	810,000	[a]	884,087
U.S. Treasury Notes	3.00	9/30/2025	1,460,000		1,606,029
U.S. Treasury Notes	3.00	10/31/2025	1,660,000		1,827,329
U.S. Treasury Notes	3.13	11/15/2028	2,535,000		2,853,509
				456,219,853
Utilities - 2.2%
AEP Texas, Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000		200,298
Alabama Power, Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	200,000		218,290
Ameren Illinois, First Mortgage Bonds	1.55	11/15/2030	200,000		189,243
Ameren Illinois, First Mortgage Bonds	4.50	3/15/2049	250,000		312,175
American Electric Power, Sr. Unscd. Notes, Ser. N	1.00	11/1/2025	200,000		197,716
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	110,000		120,659
American Water Capital, Sr. Unscd. Notes	3.85	3/1/2024	250,000		270,762
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	250,000		291,327
Atmos Energy, Sr. Unscd. Notes	1.50	1/15/2031	300,000		279,218
Atmos Energy, Sr. Unscd. Notes	4.13	10/15/2044	350,000		397,460
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.80	7/15/2048	445,000		483,605
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/2043	250,000		319,707
Commonwealth Edison, First Mortgage Bonds	4.00	3/1/2049	250,000		286,393
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/2036	471,000		642,548
Consolidated Edison, Sr. Unscd. Notes, Ser. A	0.65	12/1/2023	200,000		200,054
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000		275,672

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Utilities - 2.2% (continued)
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 06-C	4.30	12/1/2056	450,000	515,594
Dominion Energy, Sr. Unscd. Notes, Ser. A	1.45	4/15/2026	200,000	200,065
Dominion Energy, Sr. Unscd. Notes, Ser. B	2.75	9/15/2022	200,000	205,230
Dominion Energy, Sr. Unscd. Notes, Ser. B	3.30	4/15/2041	300,000	304,247
Dominion Energy, Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	400,000	431,359
Dominion Energy, Sr. Unscd. Notes, Ser. C	4.05	9/15/2042	200,000	221,786
Dominion Energy, Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000	132,795
Dominion Energy South Carolina, First Mortgage Bonds	6.63	2/1/2032	200,000	276,965
DTE Electric, First Mortgage Bonds	2.95	3/1/2050	250,000	243,581
DTE Electric, First Mortgage Bonds, Ser. C	2.63	3/1/2031	250,000	259,157
DTE Electric, Mortgage Bonds	3.38	3/1/2025	500,000	541,235
Duke Energy, Sr. Unscd. Notes	3.75	4/15/2024	250,000	270,609
Duke Energy Carolinas, First Mortgage Bonds	2.45	2/1/2030	200,000	204,171
Duke Energy Carolinas, First Mortgage Bonds	3.20	8/15/2049	400,000	404,413
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/2042	250,000	284,700
Duke Energy Florida, First Mortgage Bonds	3.40	10/1/2046	300,000	314,368
Duke Energy Florida, First Mortgage Bonds	3.80	7/15/2028	200,000	224,148
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/2038	150,000	217,107
Emera US Finance, Gtd. Notes	4.75	6/15/2046	100,000	114,666
Enel Generacion Chile, Sr. Unscd. Notes	4.25	4/15/2024	250,000	268,174
Entergy Louisiana, First Mortgage Bonds	1.60	12/15/2030	200,000	189,086
Evergy Kansas Central, First Mortgage Bonds	3.45	4/15/2050	250,000	262,896
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	400,000	476,071
Florida Power & Light, First Mortgage Bonds	3.70	12/1/2047	50,000	56,181
Florida Power & Light, First Mortgage Bonds	3.99	3/1/2049	200,000	233,971

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Utilities - 2.2% (continued)
Florida Power & Light, First Mortgage Bonds	4.05	10/1/2044	400,000	470,746
Georgia Power, Sr. Unscd. Notes	3.25	4/1/2026	500,000	540,325
Georgia Power, Sr. Unscd. Notes	3.25	3/30/2027	250,000	269,774
Hydro-Quebec, Gov't Gtd. Debs., Ser. HH	8.50	12/1/2029	400,000	602,233
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000	31,445
Idaho Power, First Mortgage Bonds, Ser. K	4.20	3/1/2048	217,000	254,217
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/2037	300,000	405,536
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/2046	150,000	161,545
Interstate Power & Light, Sr. Unscd. Notes	4.10	9/26/2028	300,000	340,179
MidAmerican Energy, First Mortgage Bonds	3.15	4/15/2050	125,000	128,336
NextEra Energy Capital Holdings, Gtd. Debs.	5.65	5/1/2079	300,000	349,524
NiSource, Sr. Unscd. Notes	0.95	8/15/2025	500,000	494,439
NiSource, Sr. Unscd. Notes	1.70	2/15/2031	500,000	466,057
NiSource, Sr. Unscd. Notes	3.49	5/15/2027	420,000	458,977
Oncor Electric Delivery, Sr. Scd. Notes	5.75	3/15/2029	170,000	211,462
Pacific Gas & Electric, First Mortgage Bonds	2.10	8/1/2027	380,000	370,983
Pacific Gas & Electric, First Mortgage Bonds	3.15	1/1/2026	310,000	323,226
Pacific Gas & Electric, First Mortgage Bonds	4.50	7/1/2040	215,000	216,516
Pacific Gas & Electric, First Mortgage Bonds	4.55	7/1/2030	210,000	225,943
Pacific Gas & Electric, First Mortgage Bonds	4.95	7/1/2050	245,000	250,531
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	300,000	350,488
PPL Capital Funding, Gtd. Notes	3.40	6/1/2023	400,000	420,711
PPL Electric Utilities, First Mortgage Bonds	3.00	10/1/2049	250,000	244,427
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/2043	200,000	248,113
Progress Energy, Sr. Unscd. Notes	7.75	3/1/2031	480,000	678,318
Public Service Electric & Gas, First Mortgage Notes	2.05	8/1/2050	300,000	245,595
Public Service Electric & Gas, First Mortgage Notes	3.25	9/1/2023	300,000	318,524

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.6% (continued)
Utilities - 2.2% (continued)
Public Service Enterprise Group, Sr. Unscd. Notes	0.80	8/15/2025	150,000	147,024
Public Service Enterprise Group, Sr. Unscd. Notes	1.60	8/15/2030	200,000	186,182
Puget Sound Energy, Sr. Scd. Notes	3.25	9/15/2049	150,000	153,178
San Diego Gas & Electric, First Mortgage Bonds, Ser. NNN	3.60	9/1/2023	400,000	427,025
San Diego Gas & Electric, First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	250,000	256,652
San Diego Gas & Electric, Sr. Scd. Bonds, Ser. VVV	1.70	10/1/2030	100,000	95,613
Sempra Energy, Sr. Unscd. Notes	2.88	10/1/2022	1,000,000	1,027,962
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000	54,109
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/2038	70,000	91,025
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/2029	200,000	245,906
Southernwestern Public Service, First Mortgage Bonds	3.40	8/15/2046	350,000	364,009
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	300,000	336,579
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/2044	250,000	293,995
The Southern Company, Sr. Unscd. Notes	2.95	7/1/2023	400,000	418,737
The Southern Company, Sr. Unscd. Notes	4.40	7/1/2046	400,000	455,626
The Toledo Edison Company, Sr. Scd. Notes	6.15	5/15/2037	200,000	264,766
Tucson Electric Power, Sr. Unscd. Notes	4.00	6/15/2050	250,000	279,997
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/2043	500,000	571,274
Washington Gas Light, Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	500,000	552,136
Xcel Energy, Sr. Unscd. Notes	0.50	10/15/2023	300,000	300,752
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/2036	200,000	283,262
				27,421,681
Total Bonds and Notes (cost $1,172,800,047)			1,218,446,964

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 12.3%
Registered Investment Companies - 12.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $151,230,325)	0.05	151,230,325	[f] 151,230,325

Investment of Cash Collateral for Securities Loaned - 2.4%
Registered Investment Companies - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $29,182,879)	0.01	29,182,879	[f] 29,182,879
Total Investments (cost $1,353,213,251)		114.3%	1,398,860,168
Liabilities, Less Cash and Receivables		(14.3%)	(175,496,134)
Net Assets		100.0%	1,223,364,034

a Security, or portion thereof, on loan. At April 30, 2021, the value of the fund’s securities on loan was $79,346,019 and the value of the collateral was $82,103,700, consisting of cash collateral of $29,182,879 and U.S. Government & Agency securities valued at $52,920,821.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $9,005,117 or .74% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Purchased on a forward commitment basis.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	42.2
Mortgage Securities	29.9
Investment Companies	14.7
Financial	8.7
Consumer, Non-cyclical	5.1
Communications	2.8
Energy	2.3
Utilities	2.2
Industrial	1.9
Technology	1.9
Consumer, Cyclical	1.6
Basic Materials	.7
Asset Backed Securities	.2
Internet	.1
Beverages	.0
Banks	.0
Insurance	.0
114.3

† Based on net assets.

See notes to financial statements.

Statement of TBA Sale Commitments

April 30, 2021 (Unaudited)

Description	Principal Amount ($)		Value ($)
Bonds and Notes - .2%
U.S. Government Agencies Mortgage-Backed - .2%
Federal National Mortgage Association
4.00%	(200,000)	[a]	(213,336)
4.50%	(50,000)	[a]	(52,450)
5.50%	(450,000)	[a]	(503,877)
Government National Mortgage Association I
3.50%	(225,000)		(238,061)
4.50%	(100,000)		(111,174)
Government National Mortgage Association II
3.50%	(250,000)		(264,492)
4.50%	(275,000)		(297,672)
5.00%	(475,000)		(520,273)
Total Sale Commitments (proceeds $2,202,551)		(2,201,335)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales ($)	Value 4/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	117,798,664	151,322,538	(117,890,877)	151,230,325	12.3	52,757
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	10,959,305	1,069,676	(12,028,981)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	130,343,857	(101,160,978)	29,182,879	2.4	30,405†††
Total	128,757,969	282,736,071	(231,080,836)	180,413,204	14.7	83,162

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $79,346,019)—Note 1(b):
Unaffiliated issuers	1,172,800,047	1,218,446,964
Affiliated issuers	180,413,204	180,413,204
Receivable for investment securities sold		23,544,834
Dividends, interest and securities lending income receivable		6,079,268
Receivable for shares of Common Stock subscribed		2,948,247
		1,431,432,517
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		208,917
Cash overdraft due to Custodian		164,744
Payable for investment securities purchased		175,557,989
Liability for securities on loan—Note 1(b)		29,182,879
TBA sale commitments, at value (proceeds $2,202,551)—Note 4		2,201,335
Payable for shares of Common Stock redeemed		742,296
Directors’ fees and expenses payable		10,323
		208,068,483
Net Assets ($)		1,223,364,034
Composition of Net Assets ($):
Paid-in capital		1,179,570,910
Total distributable earnings (loss)		43,793,124
Net Assets ($)		1,223,364,034

Net Asset Value Per Share	Class I	Investor Shares
Net Assets ($)	900,430,122	322,933,912
Shares Outstanding	84,171,984	30,195,458
Net Asset Value Per Share ($)	10.70	10.69

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Interest	11,459,494
Dividends from affiliated issuers	52,757
Income from securities lending—Note 1(b)	30,405
Total Income	11,542,656
Expenses:
Management fee—Note 3(a)	918,764
Distribution fees—Note 3(b)	413,768
Directors’ fees—Note 3(a,c)	49,300
Loan commitment fees—Note 2	10,062
Total Expenses	1,391,894
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(49,300)
Net Expenses	1,342,594
Investment Income—Net	10,200,062
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,075,575
Net change in unrealized appreciation (depreciation) on investments	(29,773,935)
Net Realized and Unrealized Gain (Loss) on Investments	(28,698,360)
Net (Decrease) in Net Assets Resulting from Operations	(18,498,298)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	10,200,062	25,262,307
Net realized gain (loss) on investments	1,075,575	17,436,810
Net change in unrealized appreciation (depreciation) on investments	(29,773,935)	21,826,780
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,498,298)	64,525,897
Distributions ($):
Distributions to shareholders:
Class I	(12,578,065)	(20,140,303)
Investor Shares	(4,279,698)	(7,364,073)
Total Distributions	(16,857,763)	(27,504,376)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	175,330,006	373,461,689
Investor Shares	69,783,002	140,805,499
Distributions reinvested:
Class I	11,480,659	17,975,376
Investor Shares	4,140,923	7,169,241
Cost of shares redeemed:
Class I	(157,804,069)	(336,005,412)
Investor Shares	(76,564,740)	(166,662,619)
Increase (Decrease) in Net Assets from Capital Stock Transactions	26,365,781	36,743,774
Total Increase (Decrease) in Net Assets	(8,990,280)	73,765,295
Net Assets ($):
Beginning of Period	1,232,354,314	1,158,589,019
End of Period	1,223,364,034	1,232,354,314
Capital Share Transactions (Shares):
Class I
Shares sold	16,082,375	34,099,661
Shares issued for distributions reinvested	1,051,134	1,645,018
Shares redeemed	(14,472,085)	(30,917,980)
Net Increase (Decrease) in Shares Outstanding	2,661,424	4,826,699
Investor Shares
Shares sold	6,398,640	12,902,367
Shares issued for distributions reinvested	379,145	656,545
Shares redeemed	(7,041,410)	(15,327,375)
Net Increase (Decrease) in Shares Outstanding	(263,625)	(1,768,463)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class I Shares	April 30, 2021	Year Ended October 31,
(Unaudited)		2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	11.01	10.64	9.83	10.34	10.58	10.46
Investment Operations:
Investment income—net[b]	.09	.24	.28	.26	.23	.23
Net realized and unrealized gain (loss) on investments	(.25)	.40	.82	(.49)	(.17)	.20
Total from Investment Operations	(.16)	.64	1.10	(.23)	.06	.43
Distributions:
Dividends from investment income—net	(.11)	(.27)	(.29)	(.27)	(.25)	(.26)
Dividends from net realized gain on investments	(.04)	-	(.00)[c]	(.01)	(.05)	(.05)
Total Distributions	(.15)	(.27)	(.29)	(.28)	(.30)	(.31)
Net asset value, end of period	10.70	11.01	10.64	9.83	10.34	10.58
Total Return (%)	(1.45)[d]	6.02	11.40	(2.27)	.64	4.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16[e]	.16	.16	.16[f]	.16	.16
Ratio of net expenses to average net assets	.15[e]	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	1.73[e]	2.23	2.74	2.58	2.27	2.23
Portfolio Turnover Rate[g]	83.14[d]	133.65	125.67	156.30	179.26	144.83
Net Assets, end of period ($ x 1,000)	900,430	897,174	815,817	801,263	898,961	1,321,830

a  On August 31, 2016, the fund redesignated BASIC shares as Class I shares.

b  Based on average shares outstanding.

c  Amount represents less than $.01 per share.

d  Not annualized.

e  Annualized.

f  The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .21.

g  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2021 and October 31, 2020, 2019, 2018, 2017, and 2016 were 62.70%, 113.32, 90.56%, 77.41%, 103.99%, and 95.05%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Investor Shares	April 30, 2021	Year Ended October 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.00	10.64	9.83	10.33	10.57	10.45
Investment Operations:
Investment income—net[a]	.08	.22	.26	.23	.20	.21
Net realized and unrealized gain (loss) on investments	(.25)	.38	.82	(.47)	(.16)	.19
Total from Investment Operations	(.17)	.60	1.08	(.24)	.04	.40
Distributions:
Dividends from investment income—net	(.10)	(.24)	(.27)	(.25)	(.23)	(.23)
Dividends from net realized gain on investments	(.04)	-	(.00)[b]	(.01)	(.05)	(.05)
Total Distributions	(.14)	(.24)	(.27)	(.26)	(.28)	(.28)
Net asset value, end of period	10.69	11.00	10.64	9.83	10.33	10.57
Total Return (%)	(1.58)[c]	5.67	11.12	(2.42)	.39	3.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41[d]	.41	.41	.41[e]	.41	.41
Ratio of net expenses to average net assets	.40[d]	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	1.49[d]	2.01	2.51	2.33	2.01	1.97
Portfolio Turnover Rate[f]	83.14[c]	133.65	125.67	156.30	179.26	144.83
Net Assets, end of period ($ x 1,000)	322,934	335,180	342,772	397,658	497,586	1,109,787

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Not annualized.

d  Annualized.

e  The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .46.

f  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2021 and October 31, 2020, 2019, 2018, 2017 and 2016 were 62.70%, 113.32%, %, 90.56%, 77.41%, 103.99% and 95.05%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class I and Investor. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Securities	-	2,054,402	-	2,054,402
Commercial Mortgage-Backed	-	16,638,286	-	16,638,286
Corporate Bonds	-	353,270,444	-	353,270,444
Foreign Governmental	-	17,079,790	-	17,079,790
Investment Companies	180,413,204	-	-	180,413,204
Municipal Securities	-	8,153,700	-	8,153,700
U.S. Government Agencies	-	17,904,971	-	17,904,971
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	12,185,209	-	12,185,209
U.S. Government Agencies Mortgage-Backed	-	334,940,309	-	334,940,309
U.S. Treasury Securities	-	456,219,853	-	456,219,853
Liabilities ($)
Investments In Securities:†
U.S. Government Agencies Mortgage-Backed	-	(2,201,335)	-	(2,201,335)

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $4,001 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $27,504,376. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued

Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

net assets. Out of its fee the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2021, fees reimbursed by the Adviser amounted to $49,300.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2021, Investor shares were charged $413,768 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $149,662 and Distribution Plan fees of $65,755, which are offset against an expense reimbursement currently in effect in the amount of $6,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2021, amounted to $1,046,225,166 and $1,024,758,059, respectively, of which $252,086,383 in purchases and $252,038,468 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended April 30, 2021, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

At April 30, 2021, accumulated net unrealized appreciation on investments was $45,648,133, consisting of $55,776,726 gross unrealized appreciation and $10,128,593 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2021, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional core bond funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional core bond funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional core bond funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis.

The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance ranked second or third of the three funds in the Performance Group for all periods except the ten-year period and below the Performance Universe medians for all periods. The Board also considered that the fund’s yield performance, during the ten one-year periods ended December 31st, ranked first of the two funds in the Performance Group for four of the periods and second or third of the three funds in the Performance Group for five of the periods and was above the Performance Universe medians for all of the one-year periods ended December 31st. The Board considered the relative proximity, for most periods, of the fund’s total return performance to that of the other funds in the Performance Group, as well as the relative proximity, for most periods, of the fund’s yield performance to that of the other funds in the Performance Group when the fund’s yield performance was not the highest in the Performance Group. It was noted that, depending on the period, there was only one or two other funds in the Performance Group (no other funds in the Performance Group for the ten-year total return performance or the oldest of the ten one-year yield performance periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and equal to the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by the one fund advised or administered by the Adviser that is in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising the one separate account or other type of client portfolio that is considered

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: DBIRX Investor: DBMIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0310SA0421

BNY Mellon Institutional S&P 500 Stock Index Fund

SEMIANNUAL REPORT April 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon Institutional S&P 500 Stock Index Fund produced a total return of 28.75%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 28.74% for the same period.2

Large-cap equities gained ground during the reporting period amid central bank policies that supported investor confidence, the implementation of a COVID vaccine rollout and impending economic reopening. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate Index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Stimulus and Optimism Supports Equity Rally

After a bout of fall volatility, investor sentiment turned optimistic in November 2020. Resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19 economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening.

As the equity rally continued and sentiment strengthened, global bond yields rose and investors pulled back in March 2021. Economic centers of Europe such as Italy, France and Spain reinstituted lockdown measures as COVID-19 cases once again began to surge. During the month, the U.S. government passed another COVID-19 relief bill. The Biden administration also began to lay the groundwork for an infrastructure plan. Investor concerns were mollified as earnings season brought positive financial news from reporting

2

companies. The equity rally continued in April. Stocks produced strong results for the six months.

Information Technology Stocks Lead the Market

The information technology sector was among the leading contributors to returns during the period. During a time when people were still mostly at home, companies that produce products and services that support or facilitate working from home, online payments and gaming were among the strongest performers. Semiconductor and chip manufacturers, software companies, financial technology companies and cybersecurity companies all saw heavy demand for their products and services. The financial sector was also a leading performer. An improvement in the stock prices of banks supported sector returns. As interest rates increase, banks are able to make more money on lending products, which increases their profitability. Banks are also well capitalized due to regulations put in place after the 2008 financial crisis. The communication services sector was also a leading contributor to results. Companies such as Facebook and Alphabet, which have seen increased usage since the start of the pandemic, drove returns.

In a period of such strong equity returns, few sectors lagged the broader market. The consumer staples sector faced a headwind from household products companies. People stockpiled cleaning supplies at the start of the pandemic, so demand fell during the six-month reporting period since people already had these products on hand. The utilities sector was also a laggard. It is typically viewed as more defensive in nature, which was out of favor during the period.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and U.S. Federal Reserve (the “Fed”) remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. We expect the vaccine rollout and resulting economic

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

reopening to support markets as well. As always, we continue to monitor factors that affect the fund’s investments.

May 17, 2021

¹ DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

Expenses paid per $1,000†	$1.13
Ending value (after expenses)	$1,287.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

Expenses paid per $1,000†	$1.00
Ending value (after expenses)	$1,023.80
†	Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - 2.0%
Aptiv	24,106	[a]	3,468,612
BorgWarner	20,121		977,478
Ford Motor	343,021	[a]	3,958,462
General Motors	111,596	[a]	6,385,523
Tesla	67,853	[a]	48,137,632
			62,927,707
Banks - 4.4%
Bank of America	670,966		27,194,252
Citigroup	184,127		13,117,207
Citizens Financial Group	36,876		1,706,621
Comerica	12,994		976,629
Fifth Third Bancorp	62,035		2,514,899
First Republic Bank	15,615		2,861,293
Huntington Bancshares	90,588		1,387,808
JPMorgan Chase & Co.	269,615		41,469,483
KeyCorp	87,162		1,896,645
M&T Bank	11,674		1,840,873
People's United Financial	36,583		663,250
Regions Financial	85,753		1,869,415
SVB Financial Group	4,693	[a]	2,683,598
The PNC Financial Services Group	37,643		7,037,359
Truist Financial	119,623		7,094,840
U.S. Bancorp	121,358		7,202,597
Wells Fargo & Co.	364,739		16,431,492
Zions Bancorp	14,103		786,947
			138,735,208
Capital Goods - 5.8%
3M	51,469		10,146,599
A.O. Smith	11,606		786,307
Allegion	8,058		1,082,834
AMETEK	20,630		2,783,606
Carrier Global	71,501		3,116,014
Caterpillar	48,081		10,967,757
Cummins	13,210		3,329,448
Deere & Co.	27,862		10,332,623
Dover	12,473		1,860,847
Eaton	34,976		4,999,120
Emerson Electric	53,505		4,841,667
Fastenal	51,444		2,689,492
Fortive	29,864		2,114,968
Fortune Brands Home & Security	11,933		1,252,726

6

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Capital Goods - 5.8% (continued)
Generac Holdings	5,423	[a]	1,756,781
General Dynamics	20,330		3,867,376
General Electric	779,377		10,225,426
Honeywell International	61,352		13,683,950
Howmet Aerospace	34,350	[a]	1,097,826
Huntington Ingalls Industries	3,466		735,901
IDEX	6,884		1,543,393
Illinois Tool Works	25,336		5,838,935
Ingersoll Rand	33,858	[a]	1,672,924
Johnson Controls International	63,163		3,937,581
L3Harris Technologies	18,195		3,806,940
Lockheed Martin	21,710		8,261,958
Masco	23,121		1,476,969
Northrop Grumman	13,738		4,869,297
Otis Worldwide	35,966		2,800,672
PACCAR	30,336		2,726,600
Parker-Hannifin	11,494		3,606,932
Pentair	15,489		999,195
Quanta Services	12,206		1,179,588
Raytheon Technologies	135,074		11,243,560
Rockwell Automation	10,151		2,682,503
Roper Technologies	9,361		4,179,125
Snap-on	4,765		1,132,164
Stanley Black & Decker	14,214		2,939,029
Teledyne Technologies	3,224	[a]	1,443,546
Textron	19,891		1,277,798
The Boeing Company	48,387	[a]	11,337,558
Trane Technologies	20,892		3,631,656
TransDigm Group	4,848	[a]	2,975,412
United Rentals	6,447	[a]	2,062,718
W.W. Grainger	3,861		1,673,898
Westinghouse Air Brake Technologies	15,899		1,304,831
Xylem	16,412		1,815,988
			184,092,038
Commercial & Professional Services - .8%
Cintas	7,885		2,721,429
Copart	18,694	[a]	2,327,590
Equifax	10,856		2,488,521
IHS Markit	32,965		3,546,375
Jacobs Engineering Group	11,399		1,523,020
Leidos Holdings	11,634		1,178,292
Nielsen Holdings	31,067		796,869
Republic Services	18,738		1,991,849

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Commercial & Professional Services - .8% (continued)
Robert Half International	9,771		856,037
Rollins	19,475		726,028
Verisk Analytics	14,219		2,676,016
Waste Management	34,490		4,758,585
			25,590,611
Consumer Durables & Apparel - 1.2%
D.R. Horton	29,453		2,894,935
Garmin	13,292		1,824,194
Hanesbrands	32,682		688,283
Hasbro	11,544		1,148,051
Leggett & Platt	12,839		637,713
Lennar, Cl. A	24,360		2,523,696
Mohawk Industries	5,252	[a]	1,079,286
Newell Brands	32,237		869,110
NIKE, Cl. B	112,750		14,952,905
NVR	317	[a]	1,590,738
PulteGroup	24,285		1,435,729
PVH	6,553	[a]	741,669
Ralph Lauren	4,275	[a]	569,815
Tapestry	24,404	[a]	1,167,731
Under Armour, Cl. A	15,798	[a]	384,049
Under Armour, Cl. C	19,429	[a]	386,831
VF	28,646		2,511,108
Whirlpool	5,662		1,338,780
			36,744,623
Consumer Services - 2.1%
Booking Holdings	3,639	[a]	8,974,065
Caesars Entertainment	17,968	[a]	1,757,989
Carnival	70,826	[a]	1,980,295
Chipotle Mexican Grill	2,497	[a]	3,725,599
Darden Restaurants	11,482		1,684,639
Domino's Pizza	3,345		1,412,727
Expedia Group	12,145	[a]	2,140,313
Hilton Worldwide Holdings	24,543	[a]	3,158,684
Las Vegas Sands	29,324	[a]	1,796,388
Marriott International, Cl. A	23,545	[a]	3,496,903
McDonald's	65,786		15,530,759
MGM Resorts International	36,429		1,483,389
Norwegian Cruise Line Holdings	26,264	[a]	815,497
Penn National Gaming	12,825	[a]	1,142,964
Royal Caribbean Cruises	17,394	[a]	1,512,408
Starbucks	103,812		11,885,436
Wynn Resorts	9,405	[a]	1,207,602
8

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Consumer Services - 2.1% (continued)
Yum! Brands	26,870		3,211,502
			66,917,159
Diversified Financials - 5.0%
American Express	57,480		8,814,558
Ameriprise Financial	10,483		2,708,807
Berkshire Hathaway, Cl. B	168,475	[a]	46,322,201
BlackRock	12,615		10,335,470
Capital One Financial	40,365		6,017,614
Cboe Global Markets	9,484		989,845
CME Group	31,869		6,437,219
Discover Financial Services	26,795		3,054,630
Franklin Resources	24,995		749,850
Intercontinental Exchange	49,832		5,865,725
Invesco	35,003		945,081
MarketAxess Holdings	3,339		1,630,968
Moody's	14,125		4,614,779
Morgan Stanley	133,412		11,013,161
MSCI	7,390		3,589,840
Nasdaq	10,426		1,684,216
Northern Trust	18,329		2,085,840
Raymond James Financial	10,829		1,416,217
S&P Global	21,196		8,274,706
State Street	31,616		2,654,163
Synchrony Financial	48,496		2,121,215
T. Rowe Price Group	20,203		3,620,378
The Bank of New York Mellon	70,673		3,525,169
The Charles Schwab	132,974		9,361,370
The Goldman Sachs Group	30,585		10,657,343
			158,490,365
Energy - 2.7%
APA	34,625		692,500
Baker Hughes	62,910		1,263,233
Cabot Oil & Gas	33,591		559,962
Chevron	170,030		17,524,992
ConocoPhillips	120,249		6,149,534
Devon Energy	53,708		1,255,693
Diamondback Energy	13,901		1,136,129
EOG Resources	52,104		3,836,939
Exxon Mobil	373,772		21,394,709
Halliburton	80,251		1,569,710
Hess	24,763		1,845,091
HollyFrontier	14,453		505,855
Kinder Morgan	170,224		2,902,319

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Energy - 2.7% (continued)
Marathon Oil	73,177		823,973
Marathon Petroleum	57,585		3,204,605
NOV	32,715	[a]	489,089
Occidental Petroleum	72,867		1,847,907
ONEOK	38,719		2,026,552
Phillips 66	38,629		3,125,472
Pioneer Natural Resources	18,397		2,830,011
Schlumberger	124,279		3,361,747
The Williams Companies	107,112		2,609,248
Valero Energy	35,697		2,640,150
			83,595,420
Food & Staples Retailing - 1.3%
Costco Wholesale	39,052		14,530,859
Sysco	44,728		3,789,803
The Kroger Company	66,448		2,428,010
Walgreens Boots Alliance	64,068		3,402,011
Walmart	122,356		17,118,828
			41,269,511
Food, Beverage & Tobacco - 3.0%
Altria Group	163,728		7,818,012
Archer-Daniels-Midland	48,820		3,082,007
Brown-Forman, Cl. B	16,567		1,263,731
Campbell Soup	18,912		903,048
Conagra Brands	44,424		1,647,686
Constellation Brands, Cl. A	15,249		3,664,640
General Mills	54,495		3,316,566
Hormel Foods	25,483		1,177,315
Kellogg	23,144		1,444,648
Lamb Weston Holdings	12,883		1,037,082
McCormick & Co.	22,378		2,022,076
Molson Coors Beverage, Cl. B	16,929	[a]	930,249
Mondelez International, Cl. A	125,403		7,625,756
Monster Beverage	32,669	[a]	3,170,526
PepsiCo	121,766		17,553,787
Philip Morris International	137,341		13,047,395
The Coca-Cola Company	342,332		18,479,081
The Hershey Company	12,758		2,096,139
The J.M. Smucker Company	9,853		1,290,644
The Kraft Heinz Company	57,533		2,375,538
Tyson Foods, Cl. A	25,631		1,985,121
			95,931,047
Health Care Equipment & Services - 6.4%
Abbott Laboratories	156,378		18,777,870

10

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Health Care Equipment & Services - 6.4% (continued)
ABIOMED	4,099	[a]	1,314,672
Align Technology	6,402	[a]	3,812,583
AmerisourceBergen	13,349		1,612,559
Anthem	21,752		8,252,491
Baxter International	44,287		3,794,953
Becton Dickinson & Co.	25,561		6,359,832
Boston Scientific	125,642	[a]	5,477,991
Cardinal Health	26,647		1,607,880
Centene	51,694	[a]	3,191,588
Cerner	27,121		2,035,431
Cigna	31,250		7,781,563
CVS Health	116,511		8,901,440
Danaher	55,907		14,197,024
DaVita	6,495	[a]	756,862
Dentsply Sirona	18,871		1,273,981
DexCom	8,562	[a]	3,305,788
Edwards Lifesciences	55,775	[a]	5,327,628
HCA Healthcare	23,274		4,679,470
Henry Schein	12,339	[a]	894,578
Hologic	22,628	[a]	1,483,265
Humana	11,316		5,038,336
IDEXX Laboratories	7,618	[a]	4,182,206
Intuitive Surgical	10,455	[a]	9,043,575
Laboratory Corp. of America Holdings	8,713	[a]	2,316,525
McKesson	14,042		2,633,718
Medtronic	118,935		15,570,970
Quest Diagnostics	11,702		1,543,260
ResMed	12,999		2,443,422
Steris	7,772		1,640,047
Stryker	28,812		7,566,896
Teleflex	4,241		1,791,738
The Cooper Companies	4,469		1,836,267
UnitedHealth Group	83,501		33,300,199
Universal Health Services, Cl. B	6,820		1,012,156
West Pharmaceutical Services	6,441		2,115,997
Zimmer Biomet Holdings	18,182		3,221,123
			200,095,884
Household & Personal Products - 1.6%
Church & Dwight	22,152		1,899,312
Colgate-Palmolive	74,630		6,022,641
Kimberly-Clark	29,657		3,953,871
The Clorox Company	11,080		2,022,100
The Estee Lauder Companies, Cl. A	20,291		6,367,316

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks - 99.3% (continued)
Household & Personal Products - 1.6% (continued)
The Procter & Gamble Company	217,505	29,019,517
		49,284,757
Insurance - 2.0%
Aflac	57,565	3,092,967
American International Group	76,543	3,708,508
Aon, Cl. A	19,845	4,989,827
Arthur J. Gallagher & Co.	17,043	2,470,383
Assurant	5,208	810,365
Chubb	39,964	6,857,423
Cincinnati Financial	13,264	1,494,588
Everest Re Group	3,695	1,023,330
Globe Life	8,290	849,642
Lincoln National	15,944	1,022,489
Loews	20,582	1,147,447
Marsh & McLennan	44,678	6,062,805
MetLife	66,590	4,237,122
Principal Financial Group	23,176	1,480,251
Prudential Financial	34,759	3,488,413
The Allstate	26,776	3,395,197
The Hartford Financial Services Group	31,503	2,077,938
The Progressive	51,463	5,184,383
The Travelers Companies	22,605	3,496,089
Unum Group	19,737	557,768
W.R. Berkley	12,324	982,469
Willis Towers Watson	11,562	2,992,939
		61,422,343
Materials - 2.7%
Air Products & Chemicals	19,628	5,662,285
Albemarle	9,844	1,655,465
Amcor	139,573	1,639,983
Avery Dennison	7,566	1,620,410
Ball	28,926	2,708,631
Celanese	10,265	1,608,012
CF Industries Holdings	18,576	903,351
Corteva	65,790	3,207,920
Dow	66,025	4,126,563
DuPont de Nemours	47,660	3,675,063
Eastman Chemical	12,054	1,390,911
Ecolab	21,844	4,895,677
FMC	11,796	1,394,759
Freeport-McMoRan	128,057	4,829,029
International Flavors & Fragrances	22,122	3,145,085
International Paper	34,582	2,005,756

12

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Materials - 2.7% (continued)
Linde	46,119		13,182,655
LyondellBasell Industries, Cl. A	22,867		2,372,223
Martin Marietta Materials	5,562		1,964,053
Newmont	70,253		4,384,490
Nucor	26,794		2,204,074
Packaging Corp. of America	8,545		1,261,669
PPG Industries	21,049		3,604,431
Sealed Air	12,996		642,002
The Mosaic Company	32,048		1,127,449
The Sherwin-Williams Company	21,267		5,824,393
Vulcan Materials	11,732		2,091,112
WestRock	22,695		1,265,246
			84,392,697
Media & Entertainment - 9.5%
Activision Blizzard	68,764		6,270,589
Alphabet, Cl. A	26,578	[a]	62,551,323
Alphabet, Cl. C	25,474	[a]	61,395,397
Charter Communications, Cl. A	12,563	[a]	8,460,552
Comcast, Cl. A	403,617		22,663,095
Discovery, Cl. A	14,582	[a]	549,158
Discovery, Cl. C	25,450	[a]	822,290
DISH Network, Cl. A	21,170	[a]	948,204
Electronic Arts	25,207		3,581,411
Facebook, Cl. A	212,594	[a]	69,110,058
Fox, Cl. A	29,688		1,110,925
Fox, Cl. B	14,991		545,373
Live Nation Entertainment	13,283	[a]	1,087,612
Netflix	39,103	[a]	20,078,217
News Corporation, Cl. A	33,678		882,195
News Corporation, Cl. B	10,719		260,579
Omnicom Group	19,523		1,605,962
Take-Two Interactive Software	10,009	[a]	1,755,378
The Interpublic Group of Companies	34,203		1,085,945
The Walt Disney Company	160,342	[a]	29,826,819
Twitter	70,076	[a]	3,869,597
ViacomCBS, Cl. B	50,816		2,084,472
			300,545,151
Pharmaceuticals Biotechnology & Life Sciences - 6.3%
AbbVie	155,843		17,376,495
Agilent Technologies	27,289		3,646,902
Alexion Pharmaceuticals	19,501	[a]	3,289,429
Amgen	50,943		12,207,981
Biogen	13,355	[a]	3,570,192

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.3% (continued)
Bio-Rad Laboratories, Cl. A	1,965	[a]	1,238,205
Bristol-Myers Squibb	197,603		12,334,379
Catalent	15,227	[a]	1,712,581
Eli Lilly & Co.	70,167		12,824,423
Gilead Sciences	110,629		7,021,623
Illumina	12,942	[a]	5,084,135
Incyte	16,335	[a]	1,394,682
IQVIA Holdings	17,101	[a]	4,013,434
Johnson & Johnson	232,241		37,792,578
Merck & Co.	223,323		16,637,564
Mettler-Toledo International	2,105	[a]	2,764,539
PerkinElmer	9,794		1,269,596
Perrigo	11,977		498,603
Pfizer	492,310		19,027,782
Regeneron Pharmaceuticals	9,330	[a]	4,490,529
Thermo Fisher Scientific	34,751		16,340,963
Vertex Pharmaceuticals	23,052	[a]	5,029,946
Viatris	105,945	[a]	1,409,069
Waters	5,518	[a]	1,654,683
Zoetis	41,814		7,235,076
			199,865,389
Real Estate - 2.5%
Alexandria Real Estate Equities	11,471	[b]	2,077,398
American Tower	39,486	[b]	10,059,848
AvalonBay Communities	12,503	[b]	2,400,576
Boston Properties	12,849	[b]	1,405,038
CBRE Group, Cl. A	29,591	[a]	2,521,153
Crown Castle International	38,285	[b]	7,238,162
Digital Realty Trust	25,205	[b]	3,889,384
Duke Realty	33,720	[b]	1,568,654
Equinix	7,919	[b]	5,707,698
Equity Residential	30,391	[b]	2,255,924
Essex Property Trust	5,919	[b]	1,719,588
Extra Space Storage	11,715	[b]	1,741,903
Federal Realty Investment Trust	6,672	[b]	752,868
Healthpeak Properties	49,065	[b]	1,684,892
Host Hotels & Resorts	62,135	[a,b]	1,128,372
Iron Mountain	25,221	[b]	1,011,867
Kimco Realty	41,023	[b]	861,483
Mid-America Apartment Communities	10,024	[b]	1,577,076
Prologis	65,649	[b]	7,650,078
Public Storage	13,564	[b]	3,813,654

14

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Real Estate - 2.5% (continued)
Realty Income	31,352	[b]	2,167,991
Regency Centers	14,941	[b]	951,144
SBA Communications	9,828	[b]	2,945,648
Simon Property Group	29,249	[b]	3,560,773
UDR	26,040	[b]	1,209,558
Ventas	34,125	[b]	1,892,573
Vornado Realty Trust	13,489	[b]	617,122
Welltower	37,457	[b]	2,810,399
Weyerhaeuser	66,288	[b]	2,569,986
			79,790,810
Retailing - 7.3%
Advance Auto Parts	5,956		1,192,153
Amazon.com	37,838	[a]	131,200,238
AutoZone	1,994	[a]	2,919,455
Best Buy	20,643		2,400,162
CarMax	14,613	[a]	1,947,036
Dollar General	21,510		4,619,273
Dollar Tree	20,736	[a]	2,382,566
eBay	56,656		3,160,838
Etsy	10,990	[a]	2,184,702
Genuine Parts	13,104		1,637,607
L Brands	20,586	[a]	1,356,617
LKQ	24,606	[a]	1,149,346
Lowe's	64,473		12,652,826
O'Reilly Automotive	6,312	[a]	3,489,779
Pool	3,647		1,540,930
Ross Stores	31,784		4,161,797
Target	44,499		9,222,863
The Gap	18,536		613,542
The Home Depot	95,095		30,779,399
The TJX Companies	105,691		7,504,061
Tractor Supply	10,106		1,905,992
Ulta Beauty	4,970	[a]	1,636,870
			229,658,052
Semiconductors & Semiconductor Equipment - 5.3%
Advanced Micro Devices	107,665	[a]	8,787,617
Analog Devices	32,423		4,965,907
Applied Materials	80,919		10,738,760
Broadcom	36,031		16,437,342
Enphase Energy	11,235	[a]	1,564,474
Intel	358,783		20,640,786
KLA	13,646		4,303,266
Lam Research	12,688		7,872,270

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Semiconductors & Semiconductor Equipment - 5.3% (continued)
Maxim Integrated Products	23,939	[a]	2,250,266
Microchip Technology	23,228		3,490,936
Micron Technology	99,405	[a]	8,555,788
Monolithic Power Systems	3,523		1,273,142
NVIDIA	54,766		32,880,411
NXP Semiconductors	23,897		4,600,411
Qorvo	9,960	[a]	1,874,173
Qualcomm	100,221		13,910,675
Skyworks Solutions	14,557		2,639,621
Teradyne	14,499		1,813,535
Texas Instruments	81,208		14,658,856
Xilinx	21,813		2,791,191
			166,049,427
Software & Services - 13.6%
Accenture, Cl. A	55,968		16,229,041
Adobe	42,319	[a]	21,512,440
Akamai Technologies	14,124	[a]	1,535,279
Ansys	7,804	[a]	2,853,611
Autodesk	19,501	[a]	5,692,537
Automatic Data Processing	37,999		7,105,433
Broadridge Financial Solutions	10,274		1,629,765
Cadence Design Systems	24,880	[a]	3,278,438
Citrix Systems	10,942		1,355,167
Cognizant Technology Solutions, Cl. A	46,519		3,740,128
DXC Technology	21,840	[a]	718,754
Fidelity National Information Services	54,703		8,364,089
Fiserv	51,100	[a]	6,138,132
FLEETCOR Technologies	7,391	[a]	2,126,539
Fortinet	11,933	[a]	2,437,077
Gartner	8,111	[a]	1,588,783
Global Payments	26,189		5,620,945
International Business Machines	78,778		11,177,023
Intuit	24,335		10,029,914
Jack Henry & Associates	6,716		1,093,566
Mastercard, Cl. A	77,441		29,587,108
Microsoft	666,779		168,148,328
NortonLifeLock	53,679		1,160,003
Oracle	163,570		12,396,970
Paychex	28,709		2,798,840
Paycom Software	4,310	[a]	1,656,807
PayPal Holdings	103,431	[a]	27,128,917
PTC	8,239	[a]	1,078,815

16

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Software & Services - 13.6% (continued)
salesforce.com	81,004	[a]	18,656,841
ServiceNow	17,421	[a]	8,821,472
Synopsys	13,610	[a]	3,362,487
The Western Union Company	35,953		926,149
Tyler Technologies	3,593	[a]	1,526,522
Verisign	8,948	[a]	1,957,554
Visa, Cl. A	149,830		34,994,295
			428,427,769
Technology Hardware & Equipment - 7.6%
Amphenol, Cl. A	52,513		3,536,225
Apple	1,395,139		183,404,973
Arista Networks	4,959	[a]	1,562,928
CDW	12,785		2,279,949
Cisco Systems	372,693		18,973,801
Corning	67,238		2,972,592
F5 Networks	5,621	[a]	1,049,778
FLIR Systems	12,002		719,760
Hewlett Packard Enterprise	118,136		1,892,539
HP	109,766		3,744,118
IPG Photonics	3,375	[a]	732,746
Juniper Networks	28,294		718,385
Keysight Technologies	16,404	[a]	2,367,917
Motorola Solutions	14,930		2,811,319
NetApp	19,496		1,456,156
Seagate Technology	18,074		1,677,990
TE Connectivity	29,544		3,972,782
Trimble	21,545	[a]	1,766,690
Western Digital	27,167	[a]	1,918,805
Zebra Technologies, Cl. A	4,827	[a]	2,354,321
			239,913,774
Telecommunication Services - 1.6%
AT&T	629,571		19,774,825
Lumen Technologies	88,634		1,137,174
T-Mobile US	51,406	[a]	6,792,275
Verizon Communications	365,365		21,114,443
			48,818,717
Transportation - 2.0%
Alaska Air Group	10,580	[a]	731,501
American Airlines Group	51,239	[a]	1,112,911
C.H. Robinson Worldwide	12,002		1,165,154
CSX	67,674		6,818,156
Delta Air Lines	57,262	[a]	2,686,733
Expeditors International of Washington	15,351		1,686,461

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Transportation - 2.0% (continued)
FedEx	21,449		6,226,859
J.B. Hunt Transport Services	7,554		1,289,543
Kansas City Southern	8,169		2,387,063
Norfolk Southern	22,158		6,187,400
Old Dominion Freight Line	8,349		2,152,456
Southwest Airlines	53,092	[a]	3,333,116
Union Pacific	59,086		13,122,410
United Airlines Holdings	25,942	[a]	1,411,245
United Parcel Service, Cl. B	63,435		12,931,859
			63,242,867
Utilities - 2.6%
Alliant Energy	21,511		1,208,273
Ameren	22,528		1,911,276
American Electric Power	44,303		3,930,119
American Water Works	15,832		2,469,634
Atmos Energy	11,093		1,149,124
CenterPoint Energy	48,052		1,176,793
CMS Energy	26,326		1,695,131
Consolidated Edison	30,580		2,367,198
Dominion Energy	70,819		5,658,438
DTE Energy	17,082		2,391,822
Duke Energy	67,637		6,810,370
Edison International	33,502		1,991,694
Entergy	18,275		1,997,275
Evergy	20,678		1,322,772
Eversource Energy	29,963		2,583,410
Exelon	87,079		3,913,330
FirstEnergy	49,360		1,871,731
NextEra Energy	172,882		13,400,084
NiSource	32,836		854,393
NRG Energy	21,065		754,548
Pinnacle West Capital	9,658		817,550
PPL	68,633		1,999,279
Public Service Enterprise Group	44,134		2,787,503
Sempra Energy	25,716		3,537,750
The AES	57,905		1,610,917
The Southern Company	93,742		6,202,908
WEC Energy Group	28,249		2,744,955

18

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Utilities - 2.6% (continued)
Xcel Energy		48,303		3,444,004
				82,602,281
Total Common Stocks (cost $840,967,373)				3,128,403,607
		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
0.04%, 12/2/21		109,000	[c,d]	108,987
0.06%, 9/9/21		1,217,000	[c,d]	1,216,935
Total Short-Term Investments (cost $1,325,903)				1,325,922
	1-Day Yield (%)	Shares
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $19,922,390)	0.05	19,922,390	[e]	19,922,390
Total Investments (cost $862,215,666)		100.0%		3,149,651,919
Cash and Receivables (Net)		.0%		1,501,300
Net Assets		100.0%		3,151,153,219

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Held by a counterparty for open exchange traded derivative contracts.

d Security is a discount security. Income is recognized through the accretion of discount.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.5
Health Care	12.7
Consumer Discretionary	12.6
Financials	11.4
Communication Services	11.1
Industrials	8.7
Consumer Staples	5.9
Materials	2.7
Energy	2.7
Utilities	2.6
Real Estate	2.5
Investment Companies	.6
Government	.0
100.0

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 4/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	15,766,445	289,602,519	(285,446,574)	19,922,390.6		6,338
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	10,964,882	(10,964,882)	-	-	66,076††
Total	15,766,445	300,567,401	(296,411,456)	19,922,390.6		72,414

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

20

STATEMENT OF FUTURES

April 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	108	6/18/2021	22,047,106	22,541,760	494,654
Gross Unrealized Appreciation				494,654

See notes to financial statements.

21

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	842,293,276	3,129,729,529
Affiliated issuers	19,922,390	19,922,390
Dividends and securities lending income receivable		2,212,695
Receivable for shares of Common Stock subscribed		968,337
		3,152,832,951
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		490,730
Payable for shares of Common Stock redeemed		995,522
Payable for futures variation margin—Note 4		162,122
Directors’ fees and expenses payable		31,358
		1,679,732
Net Assets ($)		3,151,153,219
Composition of Net Assets ($):
Paid-in capital		616,081,124
Total distributable earnings (loss)		2,535,072,095
Net Assets ($)		3,151,153,219

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	41,731,605
Net Asset Value Per Share ($)	75.51

See notes to financial statements.

22

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	24,404,775
Affiliated issuers	6,338
Income from securities lending—Note 1(b)	66,076
Total Income	24,477,189
Expenses:
Management fee—Note 3(a)	3,017,771
Directors’ fees—Note 3(a,c)	134,100
Loan commitment fees—Note 2	24,396
Interest expense—Note 2	3,513
Total Expenses	3,179,780
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(134,100)
Net Expenses	3,045,680
Investment Income—Net	21,431,509
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	244,418,360
Net realized gain (loss) on futures	4,241,860
Net Realized Gain (Loss)	248,660,220
Net change in unrealized appreciation (depreciation) on investments	485,308,949
Net change in unrealized appreciation (depreciation) on futures	1,574,442
Net Change in Unrealized Appreciation (Depreciation)	486,883,391
Net Realized and Unrealized Gain (Loss) on Investments	735,543,611
Net Increase in Net Assets Resulting from Operations	756,975,120

See notes to financial statements.

23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	21,431,509	46,672,018
Net realized gain (loss) on investments	248,660,220	97,426,193
Net change in unrealized appreciation (depreciation) on investments	486,883,391	128,164,303
Net Increase (Decrease) in Net Assets Resulting from Operations	756,975,120	272,262,514
Distributions ($):
Distributions to shareholders	(116,296,444)	(139,346,661)
Capital Stock Transactions ($):
Net proceeds from shares sold	113,212,030	469,923,133
Distributions reinvested	81,764,078	94,927,716
Cost of shares redeemed	(450,598,623)	(657,688,952)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(255,622,515)	(92,838,103)
Total Increase (Decrease) in Net Assets	385,056,161	40,077,750
Net Assets ($):
Beginning of Period	2,766,097,058	2,726,019,308
End of Period	3,151,153,219	2,766,097,058
Capital Share Transactions (Shares):
Shares sold	1,631,237	8,660,342
Shares issued for distributions reinvested	1,233,786	1,595,078
Shares redeemed	(6,495,123)	(11,463,860)
Net Increase (Decrease) in Shares Outstanding	(3,630,100)	(1,208,440)

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2021		Year Ended October 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	60.98	58.54	54.53	52.24	43.56	42.87
Investment Operations:
Investment income—net[a]	.49	1.00	1.02	.94	.89	.86
Net realized and unrealized gain (loss) on investments	16.67	4.45	6.06	2.74	9.12	.94
Total from Investment Operations	17.16	5.45	7.08	3.68	10.01	1.80
Distributions:
Dividends from investment income—net	(.50)	(1.03)	(.97)	(.92)	(.86)	(.83)
Dividends from net realized gain on investments	(2.13)	(1.98)	(2.10)	(.47)	(.47)	(.28)
Total Distributions	(2.63)	(3.01)	(3.07)	(1.39)	(1.33)	(1.11)
Net asset value, end of period	75.51	60.98	58.54	54.53	52.24	43.56
Total Return (%)	28.75[b]	9.51	14.16	7.11	23.42	4.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21[c]	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20[c]	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.42[c]	1.70	1.86	1.70	1.85	2.02
Portfolio Turnover Rate	2.45[b]	2.56	4.53	3.20	6.00	5.11
Net Assets, end of period ($ x 1,000)	3,151,153	2,766,097	2,726,019	2,545,990	2,615,096	2,226,389

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

26

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

28

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	3,128,403,607	-	-	3,128,403,607
Investment Companies	19,922,390	-	-	19,922,390
U.S. Treasury Securities	-	1,325,922	-	1,325,922
Other Financial Instruments:
Futures††	494,654	-	-	494,654

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $9,009 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

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As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $49,990,283 and long-term capital gains $89,356,378. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2021 was approximately $639,779 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2021, fees reimbursed by the Adviser amounted to $134,100.

(b) The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fees of $513,130, which are offset against an expense reimbursement currently in effect in the amount of $22,400.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2021, amounted to $72,632,868 and $421,197,680, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which

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the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Equity futures	22,505,370

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $2,287,930,907, consisting of $2,311,438,524 gross unrealized appreciation and $23,507,617 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the state law cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in its application of the “presumption against preemption” in the context of

34

the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices. In August 2020, defendants opposed the petition for certiorari to the U.S. Supreme Court, arguing that none of the Second Circuit’s findings and holdings warrant review, particularly since its decision does not conflict with the decision of any other court of appeals. In October 2020, the Supreme Court issued an order inviting the Solicitor General of the United States to file a brief expressing the views of the United States on the certiorari petition filed in the state law cases.

In March 2021, the Acting Solicitor General (“ASG”) filed a brief expressing the views of the United States on the cert. petition filed in the state law cases. Although the ASG’s position was that the Second Circuit erred when holding that the Section 546(e) safe harbor in the bankruptcy code preempted the plaintiffs’ state-law  fraudulent transfer claims, and that the Second Circuit’s interpretation of “financial institution” as used in Section 546(e) would likely render the Supreme Court’s decision in Merit Management a practical nullity, the ASG nonetheless recommended denying certiorari as to both issues. Regarding the preemption issue, the ASG recommended denying certiorari primarily because it believed the issue would arise very infrequently, and because there is no circuit split regarding the general presumption against preemption.  Regarding the “financial institution” issue, the ASG recommended denying certiorari primarily to allow other courts to analyze the issue before it is taken up by the Supreme Court, and because the state law cases present a poor vehicle for deciding the issue due to the lack of a factual record pertaining to the “financial institution” issue.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari, thus bringing a permanent end to the state law cases as pleaded. As a result, we will not report on the state law cases going forward.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel

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member, if any, or whether any such request will impact the timing to a final decision.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

As of April 2021, the Trustee’s assertion of intentional fraudulent transfer claims (which were dismissed by the trial court) and the Trustee’s request for leave to amend its complaint to add constructive fraudulent transfer claims (which was also denied by the trial court) are still pending on appeal before the Second Circuit.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2021, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional S&P 500 index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional S&P 500 index funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the

38

Performance Group (the “Expense Group”) and with a broader group of all institutional S&P 500 index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for all periods and above the Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

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• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0713SA0421

BNY Mellon Tax Managed Growth Fund

SEMIANNUAL REPORT April 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by portfolio managers Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, BNY Mellon Tax Managed Growth Fund’s Class A shares produced a total return of 25.79%, Class C shares returned 25.33% and Class I shares returned 25.93%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 28.74% for the same period.2

U.S. equities rose during the reporting period in response to fiscal and monetary policy responses to address the COVID-19 pandemic. The fund lagged its benchmark due to unfavorable security selection and sector allocation.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities.

In choosing stocks, the fund’s portfolio managers first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have dominant positions in their industries, and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s portfolio managers also are alert to companies that they consider undervalued in terms of current earnings, assets or growth prospects.

The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Markets Recover as Progress on the Pandemic Continues

The Index advanced 28.74% in the six-month period ended April 30, 2021 to new all-time highs, driven by the passage of a stimulus plan, better-than-expected corporate earnings and vaccination progress. President Biden’s $1.9 trillion American Rescue Plan was passed by Congress and includes $1,400 direct payments to citizens, additional funding for unemployment relief, vaccine distribution and assistance to businesses and states. Corporate earnings were better than expected as companies voiced a positive outlook for a recovery in 2021. On the virus front, a third viable vaccine was introduced, and vaccinations reached 148 million doses administered in the U.S.

While the recovery theme remained intact and supported the market’s upward trajectory, it was a volatile period, with negative datapoints that threatened progress. Volatility came from multiple sources including bubble concerns, new virus variants and a faster- than-expected rise in the 10-year Treasury yield. A sudden rise in the 10-year Treasury yield to 1.6% sent stocks tumbling as investors feared a fragile recovery would be derailed by higher borrowing

2

rates. Federal Reserve Chairman Powell reiterated there would not be a premature tightening of rates as the employment and inflation goals for the U.S. remained far off. Despite the volatility, the improving infection rate and successful vaccination rollout boosted positive sentiment in the period.

Within the Index, value outperformed growth in the period as the rotation out of growth and into cyclical and value stocks continued. Sectors tied to the economic reopening benefited, while pandemic winners lagged the market. Pandemic-challenged sectors, including energy and financials, were outperformers, while consumer staples and utilities were relative laggards in the period.

Stock Selection and Sector Allocation Hampered Performance

The fund underperformed the Index in the period as the dual impact of a negative stock selection effect and a negative allocation effect hindered relative performance. Despite the fund’s short-term underperformance as a result of the rotation into value and reopening themed stocks, we remain committed to the fund’s long-term oriented holdings.

Within the information technology sector, adept stock selection contributed positively to results as holdings in the semiconductor, software and hardware subsectors delivered strong performances. The fund’s strategic underweight of the utilities sector contributed positively to results for the period. Adept stock selection within the communication services sector added value to the portfolio as holdings Facebook and Alphabet reported better-than-expected earnings results. Within consumer staples, a positive selection effect outweighed a negative allocation effect, contributing positively to results for the period. The top positive contributors to relative performance include Alphabet, ASML Holding, Microsoft, The Estee Lauder Companies and Apple.

Conversely, disadvantageous stock selection within the financials sector negatively impacted portfolio results as holdings in the capital markets and insurance subsectors trailed the broader sector’s rebound, which was led by banks. A negative stock selection effect within the consumer discretionary sector adversely impacted results for the period. The top detractors from relative performance include Zoetis, Marriott International, Masimo, Verisk Analytics and Otis Worldwide.

A Continued Focus on Stable Industry Leaders

Rather than try to predict the sentiment shifts that will continue to characterize this unusual time in the financial markets, the fund’s investment approach remains focused on the long term. While the COVID-19 pandemic remains a significant threat to economic activity and corporate profits in the shorter term, the portfolio emphasizes companies that possess resilient cash flows, solid balance sheets and geographically diverse revenue streams. Those characteristics offer protection against uncertainty associated with additional waves of infections, high unemployment and rising geopolitical tensions.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We expect continued volatility as certain industries face impacts from the virus or a slowdown in economic activity. At the same time, the portfolio’s simultaneous focus on quality businesses operating in attractive, growing industries and led by management teams whom we consider to be excellent allocators of capital, position the portfolio to consistently deliver revenue and earnings growth over the long term.

May 17, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.72	$10.89	$5.32
Ending value (after expenses)	$1,257.90	$1,253.30	$1,259.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.01	$9.74	$4.76
Ending value (after expenses)	$1,018.84	$1,015.12	$1,020.08
†

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 2.4%
JPMorgan Chase & Co.	22,615		3,478,413
Capital Goods - 1.1%
Otis Worldwide	6,315		491,749
Raytheon Technologies	12,230		1,018,025
			1,509,774
Commercial & Professional Services - 1.5%
IHS Markit	8,000		860,640
Verisk Analytics	6,690		1,259,058
			2,119,698
Consumer Durables & Apparel - 1.3%
NIKE, Cl. B	14,595		1,935,589
Consumer Services - 3.2%
Marriott International, Cl. A	10,000	[a]	1,485,200
McDonald's	12,915		3,048,973
			4,534,173
Diversified Financials - 6.0%
BlackRock	5,560		4,555,308
Intercontinental Exchange	21,765		2,561,958
S&P Global	4,000		1,561,560
			8,678,826
Energy - 1.2%
Chevron	17,365		1,789,811
Food, Beverage & Tobacco - 8.8%
Altria Group	30,015		1,433,216
Nestle, ADR	28,185		3,368,953
PepsiCo	16,820		2,424,771
Philip Morris International	29,480		2,800,600
The Coca-Cola Company	48,355		2,610,203
			12,637,743
Health Care Equipment & Services - 7.0%
Abbott Laboratories	29,980		3,599,998
Intuitive Surgical	1,850	[a]	1,600,250
Masimo	4,400	[a]	1,023,748
UnitedHealth Group	9,525		3,798,570
			10,022,566
Household & Personal Products - 4.9%
The Estee Lauder Companies, Cl. A	22,425		7,036,965
Insurance - 1.8%
The Progressive	25,550		2,573,907
Materials - 3.3%
Air Products & Chemicals	11,685		3,370,889

6

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Materials - 3.3% (continued)
The Sherwin-Williams Company	4,850		1,328,270
			4,699,159
Media & Entertainment - 14.0%
Alphabet, Cl. C	3,413	[a]	8,225,740
Comcast, Cl. A	54,295		3,048,664
Facebook, Cl. A	24,140	[a]	7,847,431
The Walt Disney Company	5,472	[a]	1,017,901
			20,139,736
Pharmaceuticals Biotechnology & Life Sciences - 3.8%
AbbVie	6,035		672,903
Novo Nordisk, ADR	36,130		2,671,814
Roche Holding, ADR	31,600		1,286,436
Zoetis	4,500		778,635
			5,409,788
Retailing - 5.3%
Amazon.com	2,200	[a]	7,628,324
Semiconductors & Semiconductor Equipment - 8.0%
ASML Holding	8,095		5,246,369
Texas Instruments	34,430		6,214,959
			11,461,328
Software & Services - 15.9%
Adobe	3,700	[a]	1,880,858
Automatic Data Processing	4,815		900,357
Intuit	4,550		1,875,328
Mastercard, Cl. A	4,050		1,547,343
Microsoft	44,055		11,109,790
Visa, Cl. A	23,600	[b]	5,512,016
			22,825,692
Technology Hardware & Equipment - 7.1%
Apple	77,990		10,252,565
Transportation - 2.9%
Canadian Pacific Railway	8,585	[b]	3,203,321
Union Pacific	4,275		949,435
			4,152,756
Total Common Stocks (cost $45,979,365)			142,886,813

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - ..5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $702,762)	0.05	702,762	[c]	702,762
Total Investments (cost $46,682,127)		100.0%		143,589,575
Cash and Receivables (Net)		.0%		55,331
Net Assets		100.0%		143,644,906

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2021, the value of the fund’s securities on loan was $8,628,128 and the value of the collateral was $8,894,049, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	31.0
Communication Services	14.0
Consumer Staples	13.7
Health Care	10.7
Financials	10.3
Consumer Discretionary	9.8
Industrials	5.4
Materials	3.3
Energy	1.3
Investment Companies	.5
100.0

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales ($)	Value 4/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,325,484	5,140,868	(5,763,590)	702,762.5		368
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	2,332,749	(2,332,749)	-	-	3,707††
Total	1,325,484	7,473,617	(8,096,339)	702,762.5		4,075

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,628,128)—Note 1(c):
Unaffiliated issuers	45,979,365	142,886,813
Affiliated issuers	702,762	702,762
Dividends and securities lending income receivable		153,281
Tax reclaim receivable—Note 1(b)		65,980
Receivable for shares of Common Stock subscribed		53,483
		143,862,319
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		136,973
Payable for shares of Common Stock redeemed		77,640
Directors’ fees and expenses payable		2,800
		217,413
Net Assets ($)		143,644,906
Composition of Net Assets ($):
Paid-in capital		42,781,140
Total distributable earnings (loss)		100,863,766
Net Assets ($)		143,644,906

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	115,086,326	6,402,887	22,155,693
Shares Outstanding	2,883,890	174,127	553,275
Net Asset Value Per Share ($)	39.91	36.77	40.04

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $28,301 foreign taxes withheld at source):
Unaffiliated issuers	1,059,154
Affiliated issuers	368
Income from securities lending—Note 1(c)	3,707
Total Income	1,063,229
Expenses:
Management fee—Note 3(a)	623,517
Distribution/Service Plan fees—Note 3(b)	175,634
Directors’ fees—Note 3(a,c)	5,485
Loan commitment fees—Note 2	1,052
Total Expenses	805,688
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(5,485)
Net Expenses	800,203
Investment Income—Net	263,026
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,703,734
Net change in unrealized appreciation (depreciation) on investments	25,926,883
Net Realized and Unrealized Gain (Loss) on Investments	29,630,617
Net Increase in Net Assets Resulting from Operations	29,893,643

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	263,026	581,491
Net realized gain (loss) on investments	3,703,734	7,946,275
Net change in unrealized appreciation (depreciation) on investments	25,926,883	8,435,927
Net Increase (Decrease) in Net Assets Resulting from Operations	29,893,643	16,963,693
Distributions ($):
Distributions to shareholders:
Class A	(6,093,925)	(4,229,608)
Class C	(797,636)	(574,454)
Class I	(1,119,142)	(746,136)
Total Distributions	(8,010,703)	(5,550,198)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,461,718	5,264,132
Class C	307,789	788,962
Class I	3,377,953	2,944,284
Distributions reinvested:
Class A	5,155,606	3,617,590
Class C	797,096	494,486
Class I	1,053,985	675,433
Cost of shares redeemed:
Class A	(6,379,421)	(10,048,762)
Class C	(7,102,834)	(3,469,768)
Class I	(1,436,199)	(2,931,130)
Increase (Decrease) in Net Assets from Capital Stock Transactions	4,235,693	(2,664,773)
Total Increase (Decrease) in Net Assets	26,118,633	8,748,722
Net Assets ($):
Beginning of Period	117,526,273	108,777,551
End of Period	143,644,906	117,526,273

12

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	232,871	164,951
Shares issued for distributions reinvested	146,060	119,268
Shares redeemed	(172,658)	(326,888)
Net Increase (Decrease) in Shares Outstanding	206,273	(42,669)
Class Ca,b
Shares sold	9,110	27,662
Shares issued for distributions reinvested	24,436	17,510
Shares redeemed	(211,223)	(115,592)
Net Increase (Decrease) in Shares Outstanding	(177,677)	(70,420)
Class Ib
Shares sold	89,984	92,638
Shares issued for distributions reinvested	29,788	22,203
Shares redeemed	(38,871)	(98,508)
Net Increase (Decrease) in Shares Outstanding	80,901	16,333

[a]

During the period ended April 30, 2021, 4,656 Class C shares representing $156,335 were automatically converted to 4,298 Class A shares and during the period ended October 31, 2020, 1,545 Class C shares representing $45,212 were automatically converted to 1,439 Class A shares.

[b]	During the period ended October 31, 2020, 679 Class C shares representing $19,330 were exchanged for 631 Class I shares.
See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2021	Year Ended October 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	33.79	30.45	29.35	29.44	24.06	25.52
Investment Operations:
Investment income—net[a]	.08	.18	.26	.24	.24	.26
Net realized and unrealized gain (loss) on investments	8.33	4.72	3.85	1.25	5.39	(.12)
Total from Investment Operations	8.41	4.90	4.11	1.49	5.63	.14
Distributions:
Dividends from investment income—net	(.01)	(.22)	(.30)	(.23)	(.24)	(.28)
Dividends from net realized gain on investments	(2.28)	(1.34)	(2.71)	(1.35)	(.01)	(1.32)
Total Distributions	(2.29)	(1.56)	(3.01)	(1.58)	(.25)	(1.60)
Net asset value, end of period	39.91	33.79	30.45	29.35	29.44	24.06
Total Return (%)[b]	25.79[c]	16.73	15.88	5.19	23.55	.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[d]	1.21	1.21	1.26	1.36	1.36
Ratio of net expenses to average net assets	1.20[d]	1.20	1.20	1.25	1.35	1.35
Ratio of net investment income to average net assets	.42[d]	.56	.92	.82	.91	1.07
Portfolio Turnover Rate	2.37[c]	9.68	2.69	5.63	1.14	10.84
Net Assets, end of period ($ x 1,000)	115,086	90,470	82,846	77,180	70,073	62,985

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

Six Months Ended
Class C Shares	April 30, 2021	Year Ended October 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	31.39	28.42	27.59	27.77	22.71	24.17
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.05)	.05	.02	.05	.07
Net realized and unrealized gain (loss) on investments	7.72	4.39	3.58	1.18	5.07	(.10)
Total from Investment Operations	7.66	4.34	3.63	1.20	5.12	(.03)
Distributions:
Dividends from investment income—net	-	(.03)	(.09)	(.03)	(.05)	(.11)
Dividends from net realized gain on investments	(2.28)	(1.34)	(2.71)	(1.35)	(.01)	(1.32)
Total Distributions	(2.28)	(1.37)	(2.80)	(1.38)	(.06)	(1.43)
Net asset value, end of period	36.77	31.39	28.42	27.59	27.77	22.71
Total Return (%)[b]	25.33[c]	15.83	15.01	4.41	22.58	(.18)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d]	1.96	1.96	2.01	2.11	2.11
Ratio of net expenses to average net assets	1.95[d]	1.95	1.95	2.00	2.10	2.10
Ratio of net investment income (loss) to average net assets	(.34)[d]	(.17)	.18	.06	.19	.32
Portfolio Turnover Rate	2.37[c]	9.68	2.69	5.63	1.14	10.84
Net Assets, end of period ($ x 1,000)	6,403	11,043	12,001	13,123	23,993	26,237

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	April 30, 2021	Year Ended October 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	33.90	30.55	29.43	29.50	24.12	25.57
Investment Operations:
Investment income—net[a]	.12	.26	.33	.33	.30	.31
Net realized and unrealized gain (loss) on investments	8.36	4.73	3.87	1.26	5.39	(.10)
Total from Investment Operations	8.48	4.99	4.20	1.59	5.69	.21
Distributions:
Dividends from investment income—net	(.06)	(.30)	(.37)	(.31)	(.30)	(.34)
Dividends from net realized gain on investments	(2.28)	(1.34)	(2.71)	(1.35)	(.01)	(1.32)
Total Distributions	(2.34)	(1.64)	(3.08)	(1.66)	(.31)	(1.66)
Net asset value, end of period	40.04	33.90	30.55	29.43	29.50	24.12
Total Return (%)	25.93[b]	17.00	16.21	5.51	23.80	.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.96	.96	1.01	1.11	1.11
Ratio of net expenses to average net assets	.95[c]	.95	.95	1.00	1.10	1.10
Ratio of net investment income to average net assets	.67[c]	.81	1.18	1.11	1.14	1.30
Portfolio Turnover Rate	2.37[b]	9.68	2.69	5.63	1.14	10.84
Net Assets, end of period ($ x 1,000)	22,156	16,013	13,931	15,026	83,050	83,419

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

18

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	142,886,813	-	-	142,886,813
Investment Companies	702,762	-	-	702,762

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

20

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $490 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $750,190 and long-term capital gains $4,800,008. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant

22

to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2021, fees reimbursed by the Adviser amount to $5,485.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended April 30, 2021, the Distributor retained $5,599 from commissions earned on sales of the fund’s Class A shares and $17 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2021, Class A and Class C shares were charged $129,237 and $34,798, respectively, pursuant to their Distribution

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Plans. During the period ended April 30, 2021, Class C shares were charged $11,599 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $110,944, Distribution Plans fees of $27,307 and Service Plan fees of $1,300, which are offset against an expense reimbursement currently in effect in the amount of $2,578.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2021, amounted to $3,061,056 and $5,970,087, respectively.

At April 30, 2021, accumulated net unrealized appreciation on investments was $96,907,448, consisting of $96,908,694 gross unrealized appreciation and $1,246 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2021, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of tax-managed institutional large-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians in all periods except the ten-year period, when the fund’s total return performance was below the Performance Group and Performance Universe medians. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee

26

structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

28

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

29

For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0149SA0421

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. j

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David DiPetrillo
        David DiPetrillo
        President (Principal Executive Officer)

Date: June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
        David DiPetrillo
        President (Principal Executive Officer)

Date: June 22, 2021

By: /s/ James Windels
        James Windels
       Treasurer (Principal Financial Officer)

Date: June 22, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)